Exhibit 10.4

Name of Investor: ________________________

SUBSCRIPTION BOOKLET

______________________________________

TRIPLEPOINT PRIVATE VENTURE CREDIT INC

______________________________________

c/o TriplePoint Capital LLC
2755 Sand Hill Road, Suite 150
Menlo Park, CA 94025

CONFIDENTIAL

DIRECTIONS FOR THE COMPLETION

OF THE SUBSCRIPTION DOCUMENTS

Shares of common stock, par value $0.01 per share (the “Shares”), of TriplePoint Private Venture Credit Inc. (the “Company”) are being offered to qualified investors pursuant to the Confidential Private Placement Memorandum of the Company. Certain investors will initially make their investment in limited liability company units (the “Units”) to be issued by TriplePoint Global Venture Credit, LLC (the “BDC LLC”). The BDC LLC will convert to a corporation to be named TriplePoint Private Venture Credit Inc. in connection with its election to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). References herein to “Shares” shall be deemed to include the “Units” prior to the aforementioned conversion transaction and BDC election filing.

The Shares have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), the securities laws of any state or the securities laws of any other jurisdiction, nor is such registration contemplated. The Shares will be offered and sold under the exemption provided by Section 4(a)(2) of, and Rule 506(b) under, the 1933 Act, and other exemptions of similar import in the laws of the states and other jurisdictions where the offering will be made. The Company intends to elect to be regulated as a BDC under the 1940 Act.

The distribution of this Subscription Agreement and the offer and sale of the Shares in certain jurisdictions may be restricted by law. This Subscription Agreement does not constitute an offer to sell or the solicitation of an offer to buy any Shares in any state or other jurisdiction where, or to or from any person to or from whom, such offer or solicitation is unlawful or not authorized. The Shares are offered subject to the right of the Company to reject any subscription in whole or in part.

Prospective investors must complete the Subscription Agreement (the “Subscription Agreement”), the Investor Suitability Questionnaire (the “Investor Suitability Questionnaire”) and any necessary attachments (the Subscription Agreement, the Investor Suitability Questionnaire and all such attachments collectively, the “Subscription Documents”) contained in this package in the manner described below. Capitalized terms not defined herein are used as defined in the Company’s Confidential Private Placement Memorandum dated November 2019, as amended on December 9, 2019. For purposes of these Subscription Documents, the “Investor” is the person or entity for whose account the Shares are being purchased and that can satisfy the representations and warranties set forth in the Subscription Documents. Another person or entity with investment authority may execute the Subscription Documents on behalf of Investor, but should indicate the capacity in which it is doing so and the name of the Investor.

1.	Subscription Agreement:

(a)	Each Investor should fill in the amount of the Capital Commitment (as defined in the Subscription Agreement), print the name of the Investor and sign (and print name, capacity and title of signatory, if applicable) on page 28.

2.	Investor Suitability Questionnaire:

(a)	In Section A, each Investor should fill in its name, type of entity, address, tax identification or social security number, contact person(s), telephone and facsimile numbers, email address, and the other requested information.

(b)	Each Investor should check the box or boxes in Section B that are next to the category or categories under which the Investor qualifies as an “accredited investor”.

(c)	Each Investor that is an individual should respond to the questions in Section C.

(d)	Each Investor that is an entity should provide the information and respond to the questions in Section D.

(e)	Each Investor should respond to the questions in Section E.

(f)	Each Investor should respond to the questions in Section F.

(g)	Each Investor should respond to the questions in Section G.

(h)	Each Investor should respond to the questions in Section H.

(i)	Print the name of the Investor and sign (and print name, capacity and title of signatory, if applicable) on page 1 of the Investor Suitability Questionnaire.

(j)	Each Investor that wishes to receive communications electronically should complete the Electronic Delivery Form which is Annex A to the Investor Suitability Questionnaire.

3.	Customer Identification Program — Documentation Requirements (if the documentation may have previously been submitted, please contact the Company to confirm.)

(a)	Formation:

Organized entities, including corporations, partnerships, limited liability companies, and trusts: provide a certificate of incorporation, organization or formation.

(b)	Identification:

Investors who are natural persons: provide a current (i.e., non-expired) copy of a government issued photo identification.

Corporations, partnerships, limited liability companies, and trusts: provide a current (i.e., non-expired) copy of a government issued photo identification of natural persons who ultimately, directly or indirectly, benefit from 10% or more of the proceeds of the entity or hold 10% or more of the control rights.

Upon review of the above documents, the Company may require additional documentation in order to satisfy its requirements for Know Your Customer and any compliance obligations under Anti-Money Laundering laws and regulations.

4.	Tax Forms:

Each U.S. investor is required to fill in and sign and date a Form W-9 (currently available here: https://www.irs.gov/pub/irs-pdf/fw9.pdf) and each non-U.S. investor is required to fill in and date the relevant Form(s) W-8 (W-8BEN (currently available here: https://www.irs.gov/pub/irs-pdf/fw8ben.pdf), W-8BEN-E (currently available here: https://www.irs.gov/pub/irs-pdf/fw8bene.pdf), W-8IMY (currently available here: https://www.irs.gov/pub/irs-pdf/fw8imy.pdf), W-8ECI (currently available here: https://www.irs.gov/pub/irs-pdf/fw8eci.pdf) or W-8EXP (currently available here: https://www.irs.gov/pub/irs-pdf/fw8exp.pdf)), as applicable, in accordance with the instructions to such Form, and in the event that any applicable reduction or exemption from U.S. federal withholding tax is claimed, is required to provide all applicable attachments or addendums as required to claim such exemption or reduction.

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5.	Evidence of Authorization:

Each Investor must provide valid evidence of authorization, such as a list of authorized agents, and a current copy of a government issued photo identification for the individual(s) authorized to sign the Subscription Documents.

(a)	For Corporations:

Generally, Investors that are corporations must submit certified corporate resolutions authorizing the subscription and identifying the corporate officer empowered to sign the Subscription Documents.

(b)	For Partnerships:

Partnerships must submit a certified copy of the partnership certificate (in the case of limited partnerships) or partnership agreement identifying the general partners.

(c)	For Limited Liability Companies:

Limited liability companies must submit a certified copy of the limited liability operating agreement or certificate of formation identifying the manager or managing member, as applicable, empowered to sign the Subscription Documents.

(d)	For Trusts:

Trusts must submit a copy of the trust agreement.

(e)	For Employee Benefit Plans:

Employee benefit plans must submit a certificate of an appropriate officer certifying that the subscription has been authorized and identifying the individual empowered to sign the Subscription Documents.

6.	Delivery of Subscription Documents:

Two original completed and executed copies of the Subscription Agreement and the Investor Suitability Questionnaire, together with the Form W-9 or W-8, (W-8BEN, W-8BEN-E, W-8IMY, W-8ECI or W-8EXP), as applicable, and any required evidence of authorization, should be delivered to the Company at the following address:

TriplePoint Private Venture Credit Inc.

Attn: Investor Relations

2755 Sand Hill Road, Suite 150

Menlo Park, CA 94025

In addition, please send (i) the completed and executed Subscription Agreement, (ii) the completed and executed Investor Suitability Questionnaire, (iii) the completed Form W-9 or W-8 (W-8BEN, W-8BEN-E, W-8IMY, W-8ECI or W-8EXP), as applicable, and (iv) any required evidence of authorization to the Company by email to info@triplepointcapital.com.

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Inquiries regarding subscription procedures (including if the Investor Suitability Questionnaire indicates that any Investor’s response to a question requires further information) should be directed to Sajal K. Srivastava at sks@triplepointcapital.com, copying info@triplepointcapital.com. If the Investor’s subscription is accepted (in whole or in part) by the Company, a countersigned copy of this Subscription Agreement will be delivered to the Investor.

7.	Wire Instructions:

In connection with an Investor’s investment, the Investor shall be required to contribute capital pursuant to Drawdown Notices (as defined in the Subscription Agreement). Upon receipt of a Drawdown Notice, payment shall be sent by wire transfer pursuant to the wire instructions set forth below. Notwithstanding the foregoing, wire instructions may change in the sole discretion of the Company. Therefore, Investors should wire funds in accordance with the wire instructions set forth in any Drawdown Notice issued by the Company. To the extent there is any discrepancy in the wire instructions set forth below and the wire instructions set forth in a Drawdown Notice, the wire instructions in such Drawdown Notice shall prevail.

Please wire funds to:

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TriplePoint Private Venture Credit Inc.

(A Maryland Corporation)

SUBSCRIPTION AGREEMENT

ARTICLE I.

Section 1.01          Subscription.

(a)	Subject to the terms and conditions hereof, and in reliance upon the representations and warranties contained in this subscription agreement (this “Subscription Agreement”), the undersigned (the “Investor”) irrevocably subscribes for and agrees to purchase shares of common stock, par value $0.01 per share (“Shares”), of TriplePoint Private Venture Credit Inc. (the “Company”) on the terms and conditions described herein, in the Company’s Confidential Private Placement Memorandum dated November 2019, as amended on December 9, 2019 (together with any appendices and supplements thereto, the “Memorandum”), the Company’s charter (the “Charter”), the Company’s Bylaws (the “Bylaws”), the Investment Advisory Agreement between the Company and TriplePoint Advisers LLC (the “Adviser”) (the “Investment Advisory Agreement”) and the Administration Agreement between the Company and TriplePoint Administrator LLC (the “Administrator”) (the “Administration Agreement” and together with the Charter, the Bylaws, the Investment Advisory Agreement and the Memorandum, the “Operative Documents”). The Investor has received the Operative Documents. The Company expects to enter into separate subscription agreements (the “Other Subscription Agreements”) with other investors (the “Other Investors,” and together with the Investor, the “Investors”), providing for the sale of Shares to the Other Investors. This Subscription Agreement and the Other Subscription Agreements are separate agreements, and the sales of Shares to the undersigned and the Other Investors are to be separate sales.

(b)	The Investor agrees to purchase Shares for an aggregate purchase price equal to the amount set forth on the signature page hereof (the “Capital Commitment”), payable at such times and in such amounts as required by the Company, under the terms and subject to the conditions set forth herein. On each Drawdown Date (as defined below), the Investor agrees to purchase from the Company (a “Drawdown Purchase”), and the Company agrees to issue to the Investor, a number of Shares equal to the Drawdown Share Amount (as defined below) at an aggregate price equal to the Drawdown Purchase Price (as defined below); provided, however, that in no circumstance will an Investor be required to purchase Shares for an amount in excess of its Unused Capital Commitment (as defined below).

“Drawdown Purchase Price” shall mean, for each Drawdown Date, an amount in U.S. dollars determined by multiplying (i) the aggregate amount of Capital Commitments being drawn down by the Company from all Investors on that Drawdown Date, by (ii) a fraction, the numerator of which is the Unused Capital Commitment of the Investor and the denominator of which is the aggregate Unused Capital Commitments of all Investors that are not Defaulting Investors or Excluded Investors (as defined below).

“Drawdown Share Amount” shall mean, for each Drawdown Date, a number of Shares determined by dividing (i) the Drawdown Purchase Price for that Drawdown Date by (ii) the Per Share NAV (as defined below) as of the Drawdown Date, subject to adjustment in accordance with the procedures set forth in “XV. Determination of Net Asset Value — Determinations in Connection with a Drawdown or Subsequent Closing” in the Memorandum, with the resulting quotient adjusted to the nearest whole number to avoid the issuance of fractional shares.

“Per Share NAV” shall mean, for any date, the net asset value per Share as determined in accordance with the procedures set forth in “XV. Determination of Net Asset Value” in the Memorandum (as those procedures may be changed from time to time in a manner consistent with the limitations of the Investment Company Act of 1940, as amended (the “1940 Act”)).

“Unused Capital Commitment” shall mean, with respect to an Investor, the amount of such Investor’s Capital Commitment as of any date reduced by the aggregate amount of contributions made by that Investor at all previous Drawdown Dates and any Catch-up Date pursuant to Section 1.01(b) and Section 1.02(b), respectively.

Section 1.02          Closings.

(a)	The closing of this subscription agreement will take place at 2755 Sand Hill Road, Suite 150, Menlo Park, , CA 94025 on the date set forth on the signature page hereto (such date being the “Closing Date,” and the date upon which the first closing of any Subscription Agreement occurs being referred to herein as the “Initial Closing Date” and the date of the last Closing prior to the date on which the Adviser determines, in its sole discretion, to stop accepting Capital Commitments, the “Final Closing Date”)). The Investor agrees to provide any information reasonably requested by the Company to verify the accuracy of the representations contained herein, including without limitation the investor suitability questionnaire attached as Appendix A (the “Investor Suitability Questionnaire”). Promptly after the Closing Date, the Company will deliver to the Investor or its representative, if the Investor’s subscription has been accepted, a countersigned copy of this Subscription Agreement. On the date of the receipt of the Investor’s first Drawdown Purchase, assuming the Closing has taken place, the Investor shall be registered as a shareholder of the Company (a “Shareholder”).

(b)	The Company may enter into Other Subscription Agreements with Other Investors after the Closing Date, with any closing thereunder referred to as a “Subsequent Closing” and any Other Investor whose subscription has been accepted at such Subsequent Closing referred to as a “Subsequent Investor.” Notwithstanding the provisions of Sections 1.01(b) and 2.01, on a date or dates to be determined by the Company that occur on or following the Subsequent Closing (each such date, a “Catch-up Date”), each Subsequent Investor shall be required to purchase from the Company a number of Shares with an aggregate purchase price necessary to ensure that, upon payment of the aggregate purchase price for such Shares by the Subsequent Investor on such Catch-up Date(s), such Subsequent Investor’s Invested Percentage (as defined below) shall be equal to the Invested Percentage of all prior Investors (other than any Defaulting Investors or Excluded Investors) (the “Catch-up Purchase Price”). Upon payment of all or a portion of the Catch-up Purchase Price by the Investor on a Catch-up Date, the Company shall issue to each such Subsequent Investor a number of Shares determined by dividing (x) the portion of the Catch-up Purchase Price paid minus the Organizational Expense Allocation by (y) the Per Share NAV as of the Catch-up Date (determined prior to such issuance). For the avoidance of doubt, in the event that the Catch-up Date and a Drawdown Date occur on the same calendar day, the Catch-up Date (and the application of the provisions of this Section 1.02(b)) shall be deemed to have occurred immediately prior to the relevant Drawdown Date.

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“Invested Percentage” means, with respect to an Investor, the quotient determined by dividing (i) the aggregate amount of contributions made by such Investor pursuant to Section 1.01(b) and this Section 1.02(b) by (ii) such Investor’s Capital Commitment.

“Organizational Expense Allocation” means, with respect to an Investor, (a) multiplied by (b), where:

“(a)”          equals (i) a fraction, the numerator of which is the total Capital Commitments received by the Company through such date (including the Investor’s), and the denominator of which is the total Capital Commitments received by the Company through such date (excluding the Investor’s), minus (ii) 1.00; and

“(b)”         equals the total amount of organizational and offering expenses spent by the Company in connection with the Company’s formation and offering expenses (other than the placement fees and expense payable in connection with the offering contemplated by this Subscription Agreement) incurred in connection with the offering contemplated by this Subscription Agreement and the concurrent preferred stock offering described in the Memorandum, subject to the O&O Cap, as defined in the Memorandum.

(c)	At each Drawdown Date following any Subsequent Closing, all Investors, including Subsequent Investors, shall purchase Shares in accordance with the provisions of Section 1.01(b); provided, however, that notwithstanding the foregoing, the definition of Drawdown Share Amount and the provisions of Section 2.01(b), nothing in this Subscription Agreement shall prohibit the Company from issuing Shares to Subsequent Investors at a per share price greater than the Per Share NAV as of the Drawdown Date.

(d)	In the event that any Investor is permitted by the Company to make an additional capital commitment to purchase Shares on a date after its initial subscription has been accepted, such Investor will be required to enter into a separate subscription agreement with the Company and such other documents as may be requested by the Company, it being understood and agreed that such separate subscription agreement will be considered to be an Other Subscription Agreement for the purposes of this Subscription Agreement.

ARTICLE II.

Section 2.01          Drawdowns.

(a)	Subject to Section 2.01(e), purchases of Shares will take place on dates selected by the Company in its sole discretion (each, a “Drawdown Date”) and shall be made in accordance with the provisions of Section 1.01(b).

(b)	Prior to each Drawdown Date, the Company shall deliver to the Investor a notice (each, a “Drawdown Notice”) setting forth (i) the aggregate purchase price for Shares being purchased on the Drawdown Date; (ii) the applicable Drawdown Purchase Price; (iii) the estimated Drawdown Share Amount; (iv) applicable Per Share NAV as of the applicable Drawdown Date, and (v) the account to which the Drawdown Purchase Price should be wired. The Company shall deliver each Drawdown Notice to the Investor at least 10 Business Days prior to the Drawdown Date. On the Drawdown Date, if as a result of adjustments to the Per Share NAV in accordance with the procedures set forth in “XV. Determination of Net Asset Value” in the Memorandum, the estimated Drawdown Share Amount set forth in the Drawdown Notice is not the actual Drawdown Share Amount, the Per Share NAV shall be subject to adjustment to the extent required by Section 23 under the 1940 Act and the Company will deliver to the Investor an additional notice setting forth the adjusted Per Share NAV and the actual Drawdown Share Amount. No Investor shall be required to invest more than the total amount of its Capital Commitment.

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(c)	A form of Drawdown Notice is attached hereto as Appendix B.

For the purposes of this Subscription Agreement, the term “Business Day” means any day, other than Saturday, Sunday or a federal holiday, and shall consist of the time period from 12:01 a.m. through 12:00 midnight Eastern time.

(d)	The delivery of a Drawdown Notice to the Investor shall be the sole and exclusive condition to the Investor’s obligation to pay the Drawdown Purchase Price identified in each Drawdown Notice.

(e)	On each Drawdown Date, the Investor shall pay the Drawdown Purchase Price to the Company by bank wire transfer in immediately available funds in U.S. dollars to the account specified in the Drawdown Notice.

(f)	At the end of the Investment Period (as defined below), Investors will be released from any further obligation with respect to their Unused Capital Commitments (other than any Defaulted Commitment (as defined below)), provided, however, that until the Expiration Date (as defined below) and prior to an Advanced Liquidity Event (as defined below), Investors will remain obligated to fund Drawdowns to the extent necessary to pay amounts due under Drawdown Notices that the Company may thereafter issue to: (a) pay Company expenses, including management fees, amounts that may become due under any borrowings or other financings or similar obligations and any other liabilities, contingent or otherwise, in each case to the extent they relate to the Investment Period, (b) complete investments in any transactions for which there are binding written agreements as of the end of the Investment Period (including investments that are funded in phases), (c) fund amounts required to fund financing commitments entered into on or before the end of the Investment Period, and any amounts paid on exercise of warrants or to otherwise protect the value of existing investments (for example, follow on debt or equity investments made to protect existing investments and/or pursuant to pay-to-play provisions in a portfolio company’s charter documents, or in a “down round” of equity to avoid dilution, or to take advantage of negotiated super pro rata rights under which the acceptability of a previous investment was augmented by the right to make a disproportionate follow-on investment) as needed prior to the Expiration Date (as defined below), (d) fund obligations under any Company guarantee or indemnity made during the Investment Period, (e) as necessary for the Company to preserve its status as a “regulated investment company” under Subchapter M of the Code (as defined below) and/or (f) fulfill the Company’s obligations with respect to a Defaulted Commitment (as defined below) in accordance with the provisions of Section 3.01. An “Advanced Liquidity Event” shall mean: (1) a listing of Shares on a national securities exchange (a “listing”), including in connection with an initial public offering (“IPO”), (2) a merger with another entity, including, an affiliated company, subject to any limitations under the 1940 Act, or (3) the sale of all or substantially all of the assets of the Company. “Investment Period” shall mean the period beginning on the Initial Closing Date and continuing through the fourth year anniversary of the Initial Closing Date. Unless the Company’s Board of Directors (the “Board of Directors”) (subject to any necessary Investor approvals and applicable requirements of the 1940 Act) determines that it is in the Company’s best interest to effect an Advanced Liquidity Event, the Company intends to wind down its business and dissolve within a reasonable period of time six (6) years after the Initial Closing Date; provided that the Board of Directors shall have the right, in its sole discretion, to extend the term of the Company for up to two (2) consecutive one-year periods (the “Expiration Date”); provided further that if the Board of Directors determines that there has been a significant adverse change in the regulatory or tax treatment of the Company or the Investors that, in its judgment, makes it inadvisable for the Company to continue in its present form, and the Board of Directors makes the determination to restructure or change the form of the Company to preserve (insofar as possible) the overall benefits previously enjoyed by the Company’s shareholders as a whole, or if the Board of Directors determines it appropriate (and subject to any necessary approvals by the Investors and applicable requirements of the 1940 Act), then the Board of Directors shall have the right to (a) cause the Company to change its form and/or jurisdiction of organization or (b) wind down and/or liquidate and dissolve the Company.

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(g)	Notwithstanding anything to the contrary contained in this Subscription Agreement, the Company shall have the right (a “Limited Exclusion Right”) to exclude any Investor (such Investor, an “Excluded Investor”) from purchasing Shares from the Company on any Drawdown Date or participating in a Spin-Off transaction (as defined below) if, in the reasonable discretion of the Company, there is a substantial likelihood that such Investor’s purchase or exchange of Shares at such time would (i)(A) result in a violation of, or noncompliance with, any law or regulation to which such Investor, the Company, the Adviser, any Other Investor or a portfolio company would be subject, (B) cause any assets of the Company to be considered “plan assets” for purposes of ERISA or Section 4975 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) or (C) constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code or a non-exempt violation of any Other Plan Law (as defined below) or (ii) cause any Liquidating Fund (as defined below) formed in connection with a Spin-Off transaction (A) to be in violation of, or noncompliance with, any law or regulation to which such fund would be subject, (B) to be deemed to hold “plan assets” for purposes of ERISA or Section 4975 of the Code or (C) to engage in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code or a non-exempt violation of any Other Plan Law. In the event that any Limited Exclusion Rights are exercised, the Company shall be authorized to issue an additional Drawdown Notice to the non-Excluded Investors to make up any applicable shortfall caused by such Limited Exclusion Right.

For purposes of this Subscription Agreement, if the Board of Directors determines that it is in the Company’s best interests to effect an Advanced Liquidity Event and such Advanced Liquidity Event will involve the receipt by Investors of securities of an entity listed or to be listed on a national securities exchange, then the Company will offer Investors the opportunity to either: (i) participate in the Advanced Liquidity Event, or (ii) exchange their Shares for interests of a newly formed entity (the “Liquidating Fund”) which will, among other things, seek to complete an orderly wind down and/or liquidation of such Liquidating Fund in the timeframe and with the extensions thereto as set forth immediately above; provided, however, in no event will an Investor be obligated to exchange his, her or its Shares for interests in the Liquidating Fund.

In order to effectuate these options, the Company expects that it would need to, among other things, transfer to the Liquidating Fund, in exchange for interests of the Liquidating Fund, a pro rata portion of the Company’s assets and liabilities attributable to the Investors that have elected to invest in the Liquidating Fund (such transfer of assets and liabilities and the mechanics relating thereto are referred to herein as the “Spin-Off transaction”). The Liquidating Fund will have management fees and incentive fees equal to or less than those of the Company.

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Section 2.02          Pledging. Without limiting the generality of the foregoing, the Investor specifically agrees and consents that the Company may, at any time, and without further notice to or consent from the Investor (except to the extent otherwise provided in this Subscription Agreement), grant security over (and, in connection therewith, Transfer (as defined in Section 4.01(c)(i)) its right to draw down capital from the Investor pursuant to Section 2.01, and the Company’s right to receive the Drawdown Share Purchase Price (and any related rights of the Company), to lenders or other creditors of the Company, in connection with any indebtedness, guarantee or surety of the Company; provided that, for the avoidance of doubt, any such grantee’s right to draw down capital shall be subject to the limitations on the Company’s right to draw down capital pursuant to Section 2.01. In connection with any such secured financing (a “Subscription Facility”), the Investor specifically agrees, for the benefit of the Company and such lenders, to the following:

(a)	The Company may incur indebtedness for Company purposes pursuant to a Subscription Facility and secure such facility by (i) the Unused Capital Commitments, (ii) the Company’s rights to issue Drawdown Notices, (iii) the Company’s right, subject to any side letters or similar agreements with the Company, to exercise remedies against the Investors and the Other Investors for failure to pay for such Shares as required by the Drawdown Notices, (iv) the deposit account into which the payments for such Shares will be wired on the applicable Drawdown Dates, and (v) any related collateral and proceeds thereof;

(b)	The Investor acknowledges and agrees that the lender (or agent for the lenders) under a Subscription Facility is relying on each Investor’s Unused Capital Commitment as its primary source of repayment and may issue future Drawdown Notices and, subject to any side letters or similar agreements with the Company, may exercise all remedies of the Company with respect thereto as part of such lenders’ remedies under the Subscription Facility;

(c)	In the event of a failure by any Investor to pay for such Shares, the Company and such lender is entitled to pursue, subject to any side letters or similar agreements with the Company, any and all remedies available to it under this Subscription Agreement, including issuing additional Drawdown Notices to non-Defaulting Investors in order to make up any deficiency caused by the default of the Investor, whose ownership in the Company would be diluted as a result;

(d)	The Investor agrees that its obligation to fund Drawdown Notices pursuant to Section 2.01 is irrevocable, and shall be without setoff, counterclaim or defense of any kind, including any defense pursuant to Section 365 of the U.S. Bankruptcy Code (other than any defenses provided hereunder);

(e)	The Investor has received full and adequate consideration on the date hereof for its Shares notwithstanding that they are to be paid and issued in subsequent installments, and any defense of non-consideration or similar defenses for its subscription are hereby waived by the Investor, whether in bankruptcy, insolvency, receivership or similar proceedings or otherwise, including any failure or inability of the Company to issue Shares or for any such Shares to have positive value on the date of a Drawdown Notice;

(f)	The Company may use the proceeds of any Share issuance for repaying outstanding loans under the Subscription Facility;

(g)	The Investor agrees that the Company may reveal the Investor’s identity on a confidential basis to the lenders under a Subscription Facility;

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(h)	Upon the reasonable request of the Company, the Investor will provide the Company with copies of its financial statements to the extent such financial statements are not otherwise publicly available and, subject to any side letters or similar agreements with the Company, information about the Investor’s beneficial owners to enable the Company to comply with underwriting requests from any lender under a Subscription Facility;

(i)	Any claim the Investor may have against the Company or another Investor in the Company shall be subordinate to any claim a lender under the Subscription Facility may have against the Company or such Investor;

(j)	From time to time upon request, the Investor will provide to any lender under a Subscription Facility a certificate setting forth such Investor’s then Unused Capital Commitment;

(k)	It acknowledges and confirms that the terms of the applicable Subscription Facility and each agreement executed in connection therewith can be modified (including, without limitation, increases, decreases or renewals of credit extended, or the release of any guarantee or security) without further notice to such Investor and without its consent; provided, however, that in no event shall any such modification of any such document alter an Investor’s rights or obligations hereunder without such Investor’s written consent;

(l)	Each Investor acknowledges that the making and performance of its obligations hereunder constitute private and commercial acts rather than governmental or public acts, and that neither it nor any of its properties or revenues has any right of immunity from suit, court jurisdiction, execution of a judgment or from any other legal process with respect to its obligations hereunder, and to the extent that it may hereafter be entitled to claim any such immunity, or to the extent that there may be attributed to it such an immunity (whether or not claimed), unless otherwise agreed in writing by the Company, it hereby irrevocably agrees not to claim and hereby irrevocably waives such immunity;

(m)	Upon the withdrawal or transfer of the Investor’s interest in the Company in accordance with the terms hereof, such Investor acknowledges that it may be required at the time of such withdrawal or transfer to fund a Drawdown Notice to repay amounts outstanding under the Subscription Facility equal to its share thereof; provided that such Investor shall not be required to fund a Drawdown Notice in excess of its Unused Capital Commitment; and

(n)	That the lenders under a Subscription Facility are third party beneficiaries of this Subscription Agreement who may rely on the Investor’s agreements, subject to any side letters or similar agreements with the Company, in this Section 2.02 in providing a Subscription Facility to the Company.

ARTICLE III.

Section 3.01          Remedies upon Investor Default. Except as otherwise provided in this Subscription Agreement or modified by any side letters or similar agreements with the Company, upon any failure by an Investor to pay all or any portion of the Drawdown Purchase Price due from such Investor on any Drawdown Date (such amount, together with the full amount of such Investor’s remaining Capital Commitment, a “Defaulted Commitment”), interest will accrue at the Default Rate (as defined below) on the outstanding unpaid balance of such purchase price, from and including the date such purchase price was due until the date of payment of such purchase price by such Investor (or a transferee). The Default Rate with respect to any period shall be the lesser of (a) a variable rate equal to the prime rate of interest in effect (as reported in the Wall Street Journal) during such period plus 6% or (b) the highest interest rate for such period permitted by applicable law (the “Default Rate”). The Company, in its discretion, may waive the requirement to pay interest, in whole or in part. If such default remains uncured for a period of 10 Business Days, the Company shall be permitted to declare such Investor to be in default of its obligations under this Subscription Agreement (any such Investor, a “Defaulting Investor”) and shall be permitted to, subject to any side letters or similar agreements with the Company, pursue one or any combination of the following remedies:

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(a)	The Company may prohibit the Defaulting Investor from purchasing additional Shares on any future Drawdown Date or otherwise participating in any future investments in the Company;

(b)	The Company may offer up to 100% of the Defaulting Investor’s Shares (the “Offered Shares”) first, to the Other Investors (other than any defaulting Other Investors) and if such Other Investors do not purchase all of such Offered Shares, to third parties for purchase at a price equal to the lesser of the then-current net asset value of such Shares or the highest price reasonably obtainable by the Company therefor, subject to such other terms as the Company in its discretion shall determine, which offer(s) shall be binding upon the Defaulting Investor if the purchasing Other Investors or third parties agree to assume the related Capital Commitment with respect to such Shares of the Defaulting Investor, including any portion then due and unpaid, and the Company pursuant to its authority under Section 5.01 may execute on behalf of the Defaulting Investor any documents necessary to effect the Transfer (as defined herein) of the Defaulting Investor’s Shares pursuant to this Section 3.01(b); provided, however, that notwithstanding anything to the contrary contained in this Subscription Agreement, no Shares shall be transferred to any Other Investor pursuant to this Section 3.01(b) in the event that such Transfer (as defined herein) would (x) violate the Securities Act of 1933, as amended (the “1933 Act”), the 1940 Act or any state (or other jurisdiction) securities or “Blue Sky” laws applicable to the Company or such Transfer (as defined in Section 4.01(c)(i)), (y) constitute or result in a non-exempt “prohibited transaction” under Section 406 of ERISA or Section 4975 of the Code or a non-exempt violation of any Other Plan Law or (z) cause all or any portion of the assets of the Company to constitute “plan assets” for purposes of ERISA or Section 4975 of the Code (it being understood that this proviso shall operate only to the extent useful to avoid the occurrence of the consequences contemplated herein) (such consequences (x), (y) and (z), each a “Transfer Restriction”);

(c)	The Company may, in its sole discretion and as permitted by applicable law and any side letters or similar agreements with the Company, transfer up to fifty percent (50%) of the Shares then held by the Defaulting Investor on the books of the Company, without any further action being required on the part of the Defaulting Investor, to the Other Investors (other than any defaulting Other Investor), pro rata in accordance with their respective Capital Commitments; provided, however, that notwithstanding anything to the contrary contained in this Subscription Agreement, no Shares shall be transferred to any Other Investor pursuant to this Section 3.01(c) in the event that such transfer would result in any Transfer Restriction; provided, further, that any Shares that have not been transferred to one or more Other Investors pursuant to the previous proviso shall be allocated among the participating Other Investors pro rata in accordance with their respective Capital Commitments. The mechanism described in this Section 3.01(c) is intended to operate as a liquidated damage provision, since the damage to the Company and Other Investors resulting from a default by the Defaulting Investor is both significant and not easily quantified. By entry into this Subscription Agreement, the Investor agrees to this transfer and acknowledges that it constitutes a reasonable liquidated damage remedy for any default in the Investor’s obligation of the type described;

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(d)	The Company may pursue any other remedies against the Defaulting Investor available to the Company, subject to applicable law and any side letters or similar agreements with the Company. No course of dealing between the Company and any Defaulting Investor, and no delay in exercising any right, power or remedy conferred in this Section 3.01 or now or hereafter existing at law or in equity or otherwise shall operate as a waiver or otherwise prejudice any such right, power or remedy. In addition to the foregoing, and subject to any side letters or similar agreements with the Company, the Company may in its discretion institute a lawsuit against the Defaulting Investor for specific performance of its obligation to pay any Drawdown Purchase Price and any other payments to be made by the Defaulting Investor pursuant this Subscription Agreement and to collect any overdue amounts hereunder. Notwithstanding any other provision of this Subscription Agreement, the Investor agrees (i) to pay on demand all costs and expenses (including attorneys’ fees) incurred by or on behalf of the Company in connection with the enforcement of this Subscription Agreement against the Investor sustained as a result of any default by the Investor and (ii) that any such payment shall not constitute payment of a Drawdown Purchase Price or reduce the Investor’s Commitment. The Investor agrees that this Section 3.01 is solely for the benefit of the Company and shall be interpreted by the Company against a Defaulting Investor in the discretion of the Company. The Investor further agrees that the Investor cannot and shall not seek to enforce this Section 3.01 against the Company or any shareholder in the Company; and

(e)	The Company shall be authorized to issue additional Drawdown Notices to non-Defaulting Investors to make up for any short-fall caused by a Defaulting Investor’s failure to fund any Drawdown Notice, provided that no Investor shall be obligated to fund more than its then Unused Capital Commitment.

ARTICLE IV.

Section 4.01          Investor Representations, Warranties and Covenants. The Investor hereby acknowledges, represents and warrants to, and agrees with, the Company as follows:

(a)	This Subscription Agreement has been duly authorized, executed and delivered by the Investor and, upon due authorization, execution and delivery by the Company, will constitute the valid and legally binding agreement of the Investor enforceable in accordance with its terms against the Investor, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws of general application relating to or affecting the enforcement of creditors’ rights and remedies, as from time to time in effect.

(b)	The Investor is acquiring the Shares for the Investor’s own account as principal for investment and not with a view to the distribution or sale thereof.

(c)	(i)	The Investor understands that the offering and sale of the Shares are intended to be exempt from registration under the 1933 Act, applicable U.S. state securities laws and the laws of any non-U.S. jurisdictions by virtue of the private placement exemption from registration provided in Section 4(a)(2) of the 1933 Act, exemptions under applicable U.S. state securities laws and exemptions under the laws of any non-U.S. jurisdictions, and it agrees that any Shares acquired by the Investor may not be sold, offered for sale, exchanged, transferred, assigned, pledged, hypothecated or otherwise disposed of (each, a “Transfer”) in any manner that would require the Company to register the Shares under the 1933 Act, under any U.S. state securities laws or under the laws of any non-U.S. jurisdictions.

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(ii)	The Investor understands that the Company requires each investor in the Company to be an “accredited investor” as defined in Rule 501(a) of Regulation D of the 1933 Act (“Accredited Investor”) and the Investor represents and warrants that it is an Accredited Investor.

(iii)	The Investor understands that the offering and sale of the Shares in non-U.S. jurisdictions may be subject to additional restrictions and limitations, and represents and warrants that it is acquiring its Shares in compliance with all applicable laws, rules, regulations and other legal requirements applicable to the Investor including, without limitation, the legal requirements of jurisdictions in which the Investor is resident and in which such acquisition is being consummated. In furtherance, and not in limitation, of the foregoing, if the Investor is a resident of any of the jurisdictions set forth in the Memorandum, the Investor represents, warrants and covenants as specified in the Memorandum hereto for such jurisdiction.

(d)	The Investor: (i) is not registered or required to be registered as an investment company under the 1940 Act; (ii) has not elected to be regulated as a business development company under the 1940 Act; and (iii) either (A) is not relying on the exception from the definition of “investment company” under the 1940 Act set forth in Section 3(c)(1) or 3(c)(7) thereunder or (B) is permitted to acquire and hold more than 3% of the outstanding voting securities of a business development company in accordance with Section 12(d)(1)(E) of the 1940 Act or relief granted to it by the U.S. Securities and Exchange Commission.

(e)	(i)	Prior to an Advanced Liquidity Event, the Investor may not Transfer its Capital Commitment or, other than in connection with a Spin-Off transaction, any of its Shares unless (x) the Adviser provides its prior written consent, (y) the Transfer is made in accordance with applicable securities laws and (z) the Transfer is otherwise in compliance with the transfer restrictions set forth in Appendix C. Following an Advanced Liquidity Event, during the Lock-Up Period (as defined below), Investors will be restricted from: (1) offering, pledging, selling, contracting to sell, sell any option or contract to purchase, purchasing any option or contract to sell, granting any option, right or warrant to purchase or otherwise transferring or disposing of, directly or indirectly, any Shares of common stock (“Common Stock”) or securities convertible into or exchangeable or exercisable for any Shares of Common Stock, or publicly disclosing the intention to make any offer, sale, pledge or disposition, (2) entering into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership Common Stock or any such other securities (regardless of whether any of these transactions are to be settled by the delivery of Common Stock or such other securities, in cash or otherwise), or (3) if applicable, making any demand for or exercise any right with respect to the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The “Lock-Up Period” is (i) 365 days after the date of an Advanced Liquidity Event for all shares of Common Stock held by certain individuals and entities affiliated with the Adviser, and (ii) 180 days after the date of an Advanced Liquidity Event for one-third of the Shares of Common Stock held by the Investor (other than certain individuals and entities affiliated with the Adviser), 270 days after the date of an Advanced Liquidity Event for another one-third of the Shares of Common Stock held by the Investor (other than certain individuals and entities affiliated with the Adviser), and 365 days after the date of an Advanced Liquidity Event for the final one-third of the Shares of Common Stock held by the Investor (other than certain individuals and entities affiliated with the Adviser). The lock-up will apply to all Shares of Common Stock acquired prior to an Advanced Liquidity Event, but will not apply to any shares acquired in open market transactions or acquired pursuant to any dividend reinvestment plan established in connection with or after the date of an Advanced Liquidity Event.

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No Transfer will be effectuated except by registration of the Transfer on the Company books. Each transferee must agree to be bound by these restrictions and the terms of the Operative Documents and all other obligations as a shareholder in the Company.

(ii)	The Investor is aware and understands that there are other substantial restrictions on the transferability of Shares or Capital Commitment under this Subscription Agreement, the Operative Documents and under applicable law including, but not limited to, the fact that (a) there is no established market for the Shares and it is possible that no public market for the Shares will develop; (b) the Shares are not currently, and Investors have no rights to require that the Shares be, registered under the 1933 Act or the securities laws of the various states of the United States or any non-U.S. jurisdiction and therefore cannot be transferred unless subsequently registered or unless an exemption from such registration is available; and (c) the Investor may have to hold the Shares herein subscribed for and bear the economic risk of this investment indefinitely, and it may not be possible for the Investor to liquidate its investment in the Company. The Investor acknowledges that it has no need for liquidity in this investment, has the ability to bear the economic risk of this investment, has the ability to retain its Shares for an indefinite period and at the present time and in the foreseeable future can afford a complete loss of this investment.

(iii)	Notwithstanding any other provision of this Subscription Agreement, the Investor covenants that it will not Transfer all or any part of the Shares or its Capital Commitment (or purport to do so) if such Transfer would cause (A) the Company or the Adviser to be in violation of the U.S. Bank Secrecy Act, as amended, the U.S. Money Laundering Control Act of 1986, as amended, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”), as amended, or any similar U.S. federal, state or non-U.S. law or regulation (collectively, “Anti-Money Laundering Laws”); or (B) the Shares to be held by a country, territory, entity or individual currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”) or any entity or individual that resides or has a place of business in, or is organized under the laws of, a country or territory that is subject to any sanctions administered by OFAC.

(f)	(i)	If the Investor is not a natural person, (w) the Investor is an entity of the kind set forth under the applicable item of the Investor Suitability Questionnaire and has been duly organized, formed or incorporated, as the case may be, and is validly existing and in good standing under the laws of its jurisdiction of organization, formation or incorporation, (x) the Investor has the power and authority to enter into this Subscription Agreement and each other document required to be executed and delivered by the Investor in connection with this subscription for Shares, and to perform its obligations hereunder and thereunder and consummate the transactions contemplated hereby and thereby and (y) the person signing this Subscription Agreement on behalf of the Investor has been duly authorized to execute and deliver this Subscription Agreement and each other document required to be executed and delivered by the Investor in connection with this subscription for Shares.

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(ii)	If the Investor is a natural person, the Investor has all requisite legal capacity to acquire and hold the Shares and to execute, deliver and comply with the terms of each of the documents required to be executed and delivered by the Investor in connection with this subscription for Shares.

(iii)	The execution, delivery and performance of this Subscription Agreement by the Investor do not and will not (x) result in a breach of any of the terms, conditions or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, credit agreement, note or other evidence of indebtedness, or any lease or other agreement, or any license, permit, franchise or certificate, to which the Investor is a party or by which it is bound or to which any of its properties are subject, or require any authorization or approval under or pursuant to any of the foregoing, (y) if the Investor is not a natural person, violate any certificate of formation, certificate of incorporation, charter, by-laws, memorandum and articles of association, trust agreement, partnership agreement, limited liability company agreement or other organizational or governing instrument applicable to the Investor, or (z) violate in any material respect any statute, regulation, law, order, writ, injunction or decree to which the Investor is subject. In addition, the Investor represents that its power of attorney contained in this Subscription Agreement and to be exercised in connection with the Charter has been granted by the Investor, including as to the manner of any execution by the Investor, in compliance with all laws applicable to the Investor, including the laws of the state or jurisdiction in which the Investor executed this Subscription Agreement.

(iv)	The Investor has obtained all authorizations, consents, approvals and clearances of all courts, governmental agencies and authorities and such other persons, if any, required to permit the Investor to enter into this Subscription Agreement and to consummate the transactions contemplated hereby and thereby.

(g)	The Investor understands, and gives full authorization, approval and consent to, the remedies described in Section 3.01.

(h)	The Investor agrees to deliver to the Company such other information as to certain matters under the 1933 Act, the 1940 Act and the U.S. Investment Advisers Act of 1940, as amended (the “Advisers Act”) as the Company may reasonably request (including, but not limited to, the Investor Suitability Questionnaire) in order to ensure compliance with such Acts and the availability of any exemption thereunder, as applicable.

(i)	The Investor has notified, or shall promptly notify, the Company if the Investor is or becomes a person that may be disqualified from participating in the Company’s acquisition of Securities sold in a public offering under Rules 5130 and 5131 of the Financial Industry Regulatory Authority, as in effect from time to time.

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(j)	The Investor acknowledges and agrees that, pursuant to the Charter and the Investment Advisory Agreement, the Company and/or the Adviser have the power and discretion to make all investment decisions in accordance with the terms of the Charter and the Investment Advisory Agreement. Accordingly, the Investor acknowledges that neither the Company, the Adviser nor any affiliate thereof has rendered or will render any investment advice or securities valuation advice to the Investor, and that the Investor is neither subscribing for nor acquiring any Shares in reliance upon, or with the expectation of, any such advice.

(k)	The Investor has received, read carefully in its entirety, and understands the Operative Documents, as each may be amended and/or restated through the closing date of the Investor’s subscription for Shares, and understands and consents to the fees, risks and other considerations relating to a purchase of Shares and the Company’s investment objectives, policies and strategies, including, but not limited to, the fees outlined in the section titled “Management Agreements” in the Memorandum and the risks and other considerations set forth in the sections titled “Risk Factors” and “Related Party Transactions and Certain Relationships” in the Memorandum. The Investor has such knowledge and experience in financial and business matters that the Investor is capable of evaluating the merits and risks of the prospective investment in the Shares. The Investor understands that there can be no assurance that the Company will meet its investment objective or otherwise be able to successfully carry out its investment program.

(l)	The Investor was offered the Shares through private negotiations, not through any general solicitation or general advertising and in the state listed in the Investor’s permanent address set forth in the Investor Suitability Questionnaire. Other than as set forth herein and in the Operative Documents, the Investor is not relying upon any information (including, without limitation, any advertisement, article, notice or other communication published in any newspaper, magazine, website or similar media or broadcast over television or radio, and any seminars or meetings whose attendees have been invited by any general solicitation or advertising) provided by the Company, the Adviser, any affiliate of the foregoing or any agent of them, written or otherwise, in determining to invest in the Company and the Investor understands that the Memorandum is not intended to convey tax or legal advice. The Investor has consulted to the extent deemed appropriate by the Investor with the Investor’s own advisers as to the financial, tax, legal, accounting, regulatory and other matters concerning an investment in Shares and on that basis understands the financial, tax, legal, accounting, regulatory and other consequences of an investment in Shares, and believes that an investment in the Shares is suitable and appropriate for the Investor and consistent with the general investment objectives of the Investor.

(m)	The Investor has been given the opportunity to ask questions of, and receive answers from, the Adviser, the Company and their respective personnel relating to the Company, concerning the terms and conditions of the purchase of Shares and other matters pertaining to this investment, and has had access to such financial and other information concerning the Company as it has considered necessary to verify the accuracy of any information provided and to make a decision to invest in the Company, and has availed itself of this opportunity to the full extent desired.

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(n)	If the Investor is a natural person, the Investor’s domicile and principal residence are at the address shown on the signature page below. If the Investor is not a natural person, the Investor has its domicile, principal place of business, or principal office at the address shown on the signature page below. The Investor received the Operative Documents, and this Subscription Agreement at the address of the Investor set forth in the Investor Suitability Questionnaire attached as Appendix A hereto.

(o)	The Investor is not an entity (including a qualified retirement plan) in which a holder of an interest in the Investor may decide whether or how much to invest through the Investor in various investment vehicles, including the Company, unless the Investor has so notified the Company in writing.

(p)	No representations or warranties have been made to the Investor with respect to this investment, the Adviser or the Company other than the representations of the Company set forth herein and the Investor has not relied upon any representation or warranty not provided herein in making this subscription.

(q)	If the Investor is, or is acting (directly or indirectly) on behalf of, an entity or other person that is or will be a “Plan” (defined below) which is subject to Title I of ERISA or Section 4975 of the Code, or any provisions of any other federal, state, local, non-U.S. or other laws or regulations that are similar to those provisions contained in such portions of ERISA or the Code (collectively, “Other Plan Laws”): (i) the decision to invest in the Company was made by a fiduciary (within the meaning of Section 3(21) of ERISA and the regulations thereunder, or as defined under applicable Other Plan Laws) of the Plan which is unrelated to the Company, the Board of Directors, the Adviser or any of their respective employees, representatives or affiliates and which is duly authorized to make such an investment decision on behalf of the Plan (the “Plan Fiduciary”); (ii) the Plan’s subscription to invest in the Company and the purchase and holding of Shares contemplated hereby is in accordance with the terms of the Plan’s governing instruments and complies with all applicable requirements of ERISA, Section 4975 of the Code and all applicable Other Plan Laws and does not and will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code or a similar violation under any applicable Other Plan Laws; (iii) the Plan Fiduciary acknowledges and agrees that none of the Company, the Board of Directors, the Adviser or any of their respective employees, representatives or affiliates has investment discretion, or is acting in a fiduciary capacity, with respect to the Plan with respect to the Plan’s investment in the Company, pursuant to the provisions of ERISA or any applicable Other Plan Laws, or otherwise, and the Plan Fiduciary has not relied on, and is not relying on, the investment advice or recommendation of any such person with respect to the Plan’s investment in the Company; (iv) the Investor expressly acknowledges that the Company and the Adviser have the authority to require the redemption, withdrawal or other cancellation of any Share if the Company or the Adviser determines that the continued holding of such Share, in the opinion of the Company or the Adviser, could result in the Company being subject to ERISA or Section 4975 of the Code; and (v) the Investor has completed the Investor Suitability Questionnaire, which, without limiting any other assurances in the Subscription Documents, the Investor hereby specifically represents and agrees is correct and complete. “Plan” includes (i) an employee benefit plan (within the meaning of Section 3(3) of ERISA), whether or not such plan is subject to Title I of ERISA, (ii) a plan, individual retirement account or other arrangement that is described in Section 4975 of the Code, whether or not such plan, individual retirement account or other arrangement is subject to Section 4975 of the Code, (iii) an insurance company using general account assets, if such general account assets are deemed to include the assets of any of the foregoing types of plans, accounts or arrangements for purposes of Title I of ERISA or Section 4975 of the Code under Section 401(c)(1)(A) of ERISA or the regulations promulgated thereunder and (iv) an entity, the assets of which are deemed to include the assets of any of the foregoing types of plans, accounts or arrangements, pursuant to ERISA or otherwise.

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(r)	The Investor agrees to notify the Company promptly in writing in the event (i) the Investor either becomes or ceases to be a Plan, (ii) the Investor reasonably expects that the Investor will become or cease to be a Plan, or (iii) if the Investor is an entity whose assets are deemed to include the assets of any Plan pursuant to ERISA or Section 4975 of the Code , the percentage of such Investor’s assets that constitutes or may in the future constitute “plan assets” for purposes of ERISA or Section 4975 of the Code either increases or decreases. The Investor also agrees to, promptly upon the receipt, and within no more than 15 Business Days after a written request from the Company, provide a written update to the Company with regard to any of the foregoing. If the Company, in its sole discretion, determines that so doing would be necessary or advisable in ensuring that equity participation in the Company is not “significant” within the meaning of the Plan Asset Rules, the Company may require any Benefit Plan Investor to transfer some or all of its Shares for fair market value (as determined by the Company in its sole discretion) to an Investor other than a Benefit Plan Investor (whether an existing Investor or a new Investor). The Investor shall have no claim against the Company, the Administrator, the Adviser or any of their respective employees, representatives and affiliates for any form of damages or liability as a result of any such transfer.

(s)	Representations for Non-U.S. Persons:

(i)	If the Investor is not a “United States Person,” as defined in Appendix D hereto, the Investor has heretofore notified the Company in writing of such status.

(ii)	The Investor will notify the Company immediately if the Investor becomes a United States Person.

(iii)	The Investor represents and warrants that the Investor is acquiring the Shares for its own account for investment purposes only and is not subscribing on behalf of or funding its commitment with funds obtained from a United States Person.

(iv)	Except for offers and sales to discretionary or similar accounts held for the benefit or account of a non-U.S. Person by a U.S. dealer or other professional fiduciary, all offers to sell and offers to buy the Interest were made to or by the Investor while the Investor was outside the United States and at the time the Investor’s order to buy the Shares originated (and at the time this Subscription Agreement was executed by the Investor) the Investor was outside the United States.

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(t)	(i)	Neither the Investor, any of its affiliates or beneficial owners, nor any person for whom the Investor is acting as agent or nominee (A) appears on the list of Specially Designated Nationals and Blocked Persons List maintained by OFAC, the list of Foreign Sanctions Evaders maintained by OFAC, or any other lists of restricted parties maintained by the U.S. government, nor are they otherwise a party with which any entity is prohibited to deal under the laws of the United States, (B) is a senior foreign political figure or any immediate family member or close associate of a senior foreign political figure or (C) is identified as a terrorist organization on any other relevant lists maintained by governmental authorities. The Investor further represents and warrants that the monies used to fund the investment in the Shares are not derived from, invested for the benefit of, or related in any way to, and that no monies or dividend received as a result of the investment in the Shares will be provided to or for the benefit of, the governments of, or persons within, any country (1) under a U.S. embargo enforced by OFAC, (2) that has been designated as a “non-cooperative country or territory” by the U.S. Financial Action Task Force on Money Laundering or (3) that has been designated by the U.S. Secretary of the Treasury as a “primary money laundering concern.” The Investor further represents and warrants that the Investor: (I) has conducted thorough due diligence with respect to all of its beneficial owners, (II) has established the identities of all beneficial owners and the source of each of the beneficial owner’s funds and (III) will retain evidence of any such identities, any such source of funds and any such due diligence. Pursuant to anti-money laundering laws and regulations, the Company may be required to collect documentation verifying the Investor’s identity and the source of funds used to acquire Shares before, and from time to time after, acceptance by the Company of this Subscription Agreement. The Investor further represents and warrants that the Investor does not know or have any reason to suspect that (x) the monies used to fund the Investor’s investment in the Shares have been or will be derived from or related to any illegal activities or activities that may contravene federal, state or international laws and regulations, including, but not limited to, money laundering activities, and (y) the proceeds from the Investor investment in the Shares will be used to finance any illegal activities.

(ii)	The Investor will provide to the Company at any time such information as the Company determines to be necessary or appropriate (A) to comply with the USA PATRIOT Act or the anti-money laundering laws, rules and regulations of any applicable jurisdiction and (B) to respond to requests for information concerning the identity of the Investor from any governmental authority, self-regulatory organization or financial institution in connection with its anti-money laundering compliance procedures (which notwithstanding anything in the Company’s privacy policies to the contrary, may then be disclosed to such persons), or to update such information. The Investor hereby represents that the Investor is in compliance with all such laws. Failure to provide such information upon request may result in the compulsory redemption of all of the Investor’s Shares, at the discretion of the Board of Directors. Any such redemption will occur within three Business Days of any such determined by the Board of Directors and be made at the Per Share NAV. The Investor represents that all evidence of identity provided is genuine.

(iii)	To comply with applicable U.S. anti-money laundering laws and regulations, all payments and contributions by the Investor to the Company and all payments and distributions to the Investor from the Company will only be made in the Investor’s name and to and from a bank account of a bank based or incorporated in or formed under the laws of the United States or that is regulated in and either based or incorporated in or formed under the laws of the United States and that is not a “foreign shell bank” within the meaning of the U.S. Bank Secrecy Act (31 U.S.C. § 5311 et seq.), as amended, and the regulations promulgated thereunder by the U.S. Department of the Treasury, as such regulations may be amended from time to time.

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(iv)	The representations and warranties set forth in this Section 4.01(t) shall be deemed repeated and reaffirmed by the Investor to the Company as of each date that the Investor is required to make a capital contribution to, or receives a distribution from, the Company. If at any time during the term of the Company, the representations and warranties set forth in this Section 4.01(t) cease to be true, the Investor shall promptly so notify the Company in writing.

(v)	The Investor understands and agrees that the Company may not accept any amounts from a prospective Investor if such prospective Investor cannot make the representations set forth in this Section 4.01(t).

(u)	In the event that the Investor is, receives deposits from, makes payments to or conducts transactions relating to, a non-U.S. banking institution (a “Non-U.S. Bank”) in connection with the Investor’s investment in Shares, such Non-U.S. Bank: (i) has a fixed address, other than an electronic address or a post office box, in a country in which it is authorized to conduct banking activities, (ii) employs one or more individuals on a full-time basis, (iii) maintains operating records related to its banking activities, (iv) is subject to inspection by the banking authority that licensed it to conduct banking activities and (v) does not provide banking services to any other Non-U.S. Bank that does not have a physical presence in any country and that is not a registered affiliate.

(v)	The Investor understands and agrees that the Company may not accept any amounts from the Investor if it cannot make the representations set forth in Section 4.01(t) and Section 4.01(u) and may require the compulsory redemption of the Investor’s Shares in accordance with the procedures set forth elsewhere herein. In addition, the Investor agrees and acknowledges that, among other remedial measures, (A) in order to comply with governmental regulations, if the Company determines in its sole discretion that such action is in the best interests of the Company, the Company may “freeze the account” of the Investor, either by prohibiting additional investments by the Investor, segregating assets of the Investor and/or suspending other rights the Investor may have under the Operative Documents and (B) the Company may be required to report such action or confidential information relating to the Investor (including without limitation, disclosing the Investor’s identity) to regulatory authorities.

(w)	None of the information concerning the Investor nor any statement, certification, representation or warranty made by the Investor in this Subscription Agreement or in any document required to be provided under this Subscription Agreement (including, without limitation, the Investor Suitability Questionnaire and any forms W-9 or W-8 (W-8BEN, W-8BEN-E, W-8IMY, W-8ECI or W-8EXP), as applicable) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein or herein not misleading.

(x)	The Investor agrees that the foregoing certifications, representations, warranties, covenants and agreements shall survive the acceptance of this Subscription Agreement, each Drawdown Date and the dissolution of the Company, without limitation as to time. Without limiting the foregoing, the Investor agrees to give the Company prompt written notice in the event that any statement, certification, representation or warranty of the Investor contained in this Article IV or any information provided by the Investor herein or in any document required to be provided under this Subscription Agreement (including, without limitation, the Investor Suitability Questionnaire and any forms W-9 or W-8 (W-8BEN, W-8BEN-E, W-8EXP, W-8IMY and W-8EXP), as applicable) ceases to be true at any time following the date hereof.

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(y)	The Investor agrees to provide such information and execute and deliver such documents as the Company or the Adviser may request to verify the accuracy of the Investor’s representations and warranties herein or to comply with any law or regulation to which the Company, the Adviser or a portfolio company may be subject. In the event of delay or failure by the Investor to produce any information required for verification purposes, or if otherwise required by law or regulation, the Company may refuse to accept the Subscription or may refuse to process a distribution until proper information has been provided.

(z)	The Investor, if an individual, has read carefully in its entirety, and understands and agrees with, the Company’s Privacy Policies and Practices attached hereto as Appendix E.

(aa)	The Investor understands that the Company (i) intends to file an election to be regulated as a business development company under the 1940 Act and (ii) intends to file an election to be regulated as a regulated investment company within the meaning of Section 851 of the Code, for U.S. federal income tax purposes. The Company intends to file a registration statement on Form 10 (the “Form 10”) for the Common Stock with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “1934 Act”). The Form 10 is not the offering document pursuant to which the Company is conducting this offering and may not include all information regarding the Company contained in the Memorandum or other Operative Documents; accordingly, Investors should rely exclusively on information contained in the Operative Documents in making their investment decisions.

(bb)	The Investor acknowledges and agrees that, in order to comply with the provisions of the U.S. Foreign Account Tax Compliance Act (“FATCA”) and avoid the imposition of U.S. federal withholding tax, the Company may, from time to time, require further information and/or documentation from the Investor and, if and to the extent required under FATCA, the Investor’s direct and indirect beneficial owners (if any), relating to or establishing any such owner’s identity, residence (or jurisdiction of formation), income tax status, and other required information and may provide or disclose such information and documentation to the U.S. Internal Revenue Service. The Investor agrees that it shall provide such information and documentation concerning itself and its beneficial owners (if any) as and when requested by the Company sufficient for the Company to comply with its obligations under FATCA. The Investor acknowledges that, if the Investor does not provide the requested information and documentation, the Company may, at its sole option and in addition to all other remedies available at law or in equity, immediately redeem the Investor’s Shares in accordance with the procedures set forth elsewhere herein or prohibit the Investor from purchasing additional Shares or participating in additional investments in the Company, decline or delay redemption requests, if any, by the Investor and/or deduct from such Investor’s account and retain amounts sufficient to indemnify and hold harmless the Company from any and all withholding taxes, interest, penalties and other losses or liabilities suffered by the Company on account of the Investor’s not providing all requested information and documentation in a timely manner, and to ensure that such withholding taxes, interest, penalties and other losses or liabilities are economically borne by the Investor. The Investor shall have no claim against the Company, the Administrator, the Adviser or any of their respective affiliates for any form of damages or liability as a result of any of the aforementioned actions.

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(cc)	The Investor acknowledges that the Company intends to enter into one or more revolving credit facilities with one or more syndicates of banks or to incur indebtedness in lieu of or in advance of capital contributions. In connection therewith, each Investor hereby agrees to cooperate with the Company and provide financial information and other documentation reasonably and customarily required to obtain such facilities.

(dd)	The Investor represents and warrants that neither the Investor nor any person who through the Investor (including anyone who has investment discretion on the Investor’s behalf) will beneficially own the Shares has been subject to any “disqualifying event” (as defined in Rule 506(d)(1) under the 1933 Act) at any time on or prior to the Investor’s investment in the Company. The representations and warranties set forth in this Section 4.01(dd) shall be deemed repeated and reaffirmed by the Investor to the Company as of each subsequent closing of the Company. Furthermore, the Investor agrees to provide the Company with (1) prompt written notice of the occurrence of any event specified above with respect to the Investor or any such beneficial owner and (2) any information, documentation or certifications (including, if requested, a “bad actor” disqualification questionnaire) required by the Company, in its sole discretion, to permit the Company to comply with its obligations pursuant to Rule 506(d) under the 1933 Act.

Section 4.02          Investor Awareness. The Investor acknowledges that the Investor is aware and understands that:

(a)	No federal or state agency, and no agency of any non-U.S. jurisdiction, has passed upon the Shares or made any finding or determination as to the fairness of this investment. The Memorandum has not been filed with the SEC, any self-regulatory agency or with any securities administrator under state securities laws or the laws of any non-U.S. jurisdiction.

(b)	There are substantial risks incident to the purchase of Shares, including, but not limited to, those summarized in the Memorandum.

(c)	As described more fully in Appendix C, prior to an Advanced Liquidity Event, the Investor may not Transfer all or any fraction of its Shares or Capital Commitment without the prior written consent of the Adviser. Following an Advanced Liquidity Event, the Investor shall be restricted from selling or disposing of its Shares by applicable securities laws, contractually pursuant to the terms of this Subscription Agreement and the provisions of the Charter. There are other substantial restrictions on the transferability of Shares or Capital Commitment under applicable law including, but not limited to, the fact that (i) there is no established market for the Shares and it is possible that no public market for the Shares will develop; (ii) the Shares are not currently, and Investors have no rights to require that the Shares be, registered under the 1933 Act or the securities laws of the various states or any non-U.S. jurisdiction and therefore cannot be transferred unless subsequently registered or unless an exemption from such registration is available; and (iii) the Investor may have to hold the Shares herein subscribed for and bear the economic risk of this investment indefinitely, and it may not be possible for the Investor to liquidate its investment in the Company.

(d)	With respect to the tax and other legal consequences of an investment in the Shares, the Investor is relying solely upon the advice of its own tax and legal advisors and not upon the general discussion of such matters set forth in the Memorandum.

(e)	The Company may request such additional information as it may deem necessary to evaluate the eligibility of the Investor to acquire Shares and may request from time to time such information as it may deem necessary to determine the eligibility of the Investor to hold Shares, to enable the Company to determine the compliance of the Company or the Adviser with applicable regulatory requirements or the Company’s tax status or as may be requested by the Company in connection with its operations, including such information requested by the Company in connection with entering into any borrowing or other financing arrangement, and the Investor agrees to promptly provide such information as may reasonably be requested. In the event of delay or failure by the Investor to produce any of the foregoing information, the Company may refuse to accept the Subscription or may refuse to process a distribution until proper information has been provided.

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(f)	All the agreements, representations and warranties made by the Investor in this Subscription Agreement (including all of its attachments) shall survive the execution and delivery hereof. The Investor shall immediately notify the Company upon discovering that any of the representations, warranties or covenants made herein was false when made or if, as a result of changes in circumstances, any of the representations, warranties or covenants made herein become false.

(g)	The offering and sale of the Shares in non-U.S. jurisdictions may be subject to additional restrictions and limitations, and the Investor represents and warrants that it is acquiring its Shares in compliance with all applicable laws, rules, regulations and other legal requirements applicable to the Investor including, without limitation, the legal requirements of jurisdictions in which the Investor is resident and in which such acquisition is being consummated.

(h)	Dechert LLP (“Dechert”) acts as U.S. counsel to the Company, the Adviser and their affiliates. In connection with this offering of Shares and subsequent advice to such persons, Dechert will not represent the Investor or any other investors in the Company in the absence of a clear and explicit written agreement to such effect between such counsel and the Investor. In the absence of such an agreement, such counsel owes no duties to the Investor or any other investor in the Company (whether or not such counsel has in the past represented, or is currently representing, such Investor or any other investor with respect to other matters). No independent counsel has been retained to represent investors in the Company.

Section 4.03          Company Representations. The Company represents to the Investor as follows:

(a)	The Company is duly incorporated validly existing as a limited liability company or corporation, as appropriate, under the laws of the State of Maryland, and has all requisite limited liability company or corporate power, as appropriate, to conduct the business in which it proposes to engage as described in the Memorandum.

(b)	No consent, approval or authorization of, or filing or registration with, any governmental authority on the part of the Company is required for the execution and delivery of this Subscription Agreement by it, or the issuance of Shares as contemplated thereby, except for any consents, approvals, authorizations or filings which are required under any applicable securities laws (federal, state or foreign) and which have been made or obtained prior to the Closing Date or are made or obtained hereafter within the time prescribed by law. All action required to be taken by the Company as a condition to the issuance and sale of the Shares will have been taken at or before the Closing Date. The execution and delivery of this Subscription Agreement by the Company will not result in the violation of, constitute a default under, or conflict with, any mortgage, indenture, contract, agreement, instrument, judgment, decree, order, statute, rule or regulation applicable to the Company. Upon execution and delivery by the Company, this Subscription Agreement (i) will have been duly executed and delivered by the Company, and (ii) will constitute the legal, valid and binding obligation of the Company, except (A) as limited by any applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the rights and remedies of creditors generally, as from time to time in effect, (B) as limited by general principles of equity and (C) as the enforcement of remedies rests in the discretion of any court.

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(c)	The Shares of the Company have been duly authorized for issuance and, when issued and delivered against payment therefore in accordance with the terms, conditions, requirements and procedures described in the limited liability company agreement of the Company, if prior to the conversion transaction described elsewhere herein, or Operative Documents, if subsequent to the conversion transaction described elsewhere herein, and this Subscription Agreement, will be validly issued and fully paid and non-assessable.

ARTICLE V.

Section 5.01      Power of Attorney and Irrevocable Proxy.

(a)	The Investor, by its execution hereof, hereby irrevocably makes, constitutes and appoints the Company as its true and lawful agent, proxy and attorney-in-fact, with full power of substitution and full power and authority in its name, place and stead for its use and benefit, to approve, make, execute, sign, acknowledge, swear to, record and file:

(i)	any and all filings required to be made by the Investor under the 1934 Act with respect to any of the Company’s securities which may be deemed to be beneficially owned by the Investor under the 1934 Act;

(ii)	all certificates and other instruments deemed necessary by the Company in order for the Company to enter into any borrowing or pledging arrangement and to grant any pledge or other security interest, including over the Investor’s Capital Commitment or Shares, in connection therewith;

(iii)	all certificates and other instruments deemed necessary by the Company to comply with the provisions of this Subscription Agreement and applicable law or to permit the Company to become or to continue as a business development company;

(iv)	all conveyances and other instruments necessary or appropriate to effect the dissolution and liquidation of the Company including, but not limited to, any stockholder vote to effect the same;

(v)	all other instruments or papers not inconsistent with the terms of this Subscription Agreement which may be required by law to be filed on behalf of the Company;

(vi)	the conversion of the Company from a Maryland limited liability company to a Maryland corporation in connection with or immediately following its election to be regulated as a BDC under the 1940 Act; and

(vii)	any amendment or modification to any of the foregoing and all other certificates, instruments and documents which said attorney-in-fact determines in its sole discretion are necessary or desirable to effectuate the provisions of this Subscription Agreement or any Other Subscription Agreements and the purposes of the Company.

(b)	With respect to the Investor and the Company, the foregoing power of attorney:

(i)	is coupled with an interest and shall survive death or legal incapacity of the Investor and be irrevocable;

(ii)	may be exercised by the Company either by signing separately as attorney-in-fact for the Investor, voting the Shares consistent with the foregoing power of attorney, or, after listing all of the Investors executing an instrument, by a single signature of the Company acting as attorney-in-fact for all of them;

(iii)	shall survive the termination or dissolution of the Investor or the assignment by the Investor of the whole or any fraction of its Shares, provided, however, that such power of attorney will so survive only to the extent necessary to enable said attorney-in-fact to effect substitution (if approved by the Company) of the Investor’s successor-in-interest;

(iv)	may not be used by the Company in any manner that is inconsistent with the terms of this Subscription Agreement or any other written agreement between the Company and the Investor; and

(v)	is intended to be ministerial in scope.

(c)	The Company shall make available to the Investor a copy of any agreement, instrument, certificate or other document that is executed by the Company as an attorney-in-fact for the Investor pursuant to the power of attorney set forth in this Section 5.01.

ARTICLE VI.

Section 6.01      Key Person Event; Cause Event.

(a)	A “Key Person Event” will occur if, during the Investment Period, either James P. Labe or Sajal K. Srivastava (the “Key Persons” and each, a “Key Person”), (i) provide notice of resignation, resign, or are terminated for Cause (as defined below) from the position of (1) in the case of Mr. Labe, Chief Executive Officer of the Adviser and (2) in the case of Mr. Srivastava, President of the Adviser or (ii) die or are disabled.

(b)	A “Cause Event” will occur if, during the Investment Period, an event constituting Cause occurs. “Cause” means (A) any disqualification of a Key Person under Section 9(a) of the 1940 Act; (B) the conviction of (or plea of no contest by) any Key Person of a felony involving fraud, false statements or omissions, wrongful taking of property, bribery, perjury, forgery, counterfeiting, extortion, or conspiracy to commit such offenses; (C) the final judicial determination by a court of competent jurisdiction, of fraud, willful misconduct or gross negligence by the Adviser or any Key Person in the performance of its obligations under the Investment Advisory Agreement; or (D) the conviction of (or a plea of no contest by) any Key Person or the Adviser of a violation of the substantive provisions of any U.S. federal or state securities law (other than any inadvertent or technical violation of any such law which has no material adverse impact on the Company or any other violation which has no material adverse impact on the Company).

(c)	Upon the occurrence of a Key Person Event or a Cause Event, the Company will send written notice of the Key Person Event or Cause Event, as applicable, to the Shareholders within ten Business Days of such occurrence, the Investment Period shall automatically be suspended for 90 days (the “Interim Period”) and the Shareholders will not be obligated to fund Drawdowns except for purposes permitted after the Investment Period as described in Section 2.01(f). During the Interim Period the Company shall convene a special meeting of Shareholders for the purpose of determining whether the Investment Period should be reinstated. If the proposal is approved by 85% of the voting power of all the Company’s then-outstanding Shares of capital stock, voting together as a single class, and a majority of the members of the Board who are not “interested persons” (within the meaning of Section 2(a)(19) of the 1940 Act) of the Company or the Adviser vote in favor of the proposal, the Investment Period will be reinstated and Shareholders will be obligated to fund Drawdowns as if a Key Person Event or Cause Event, as applicable, had never occurred. Otherwise, the Investment Period shall be deemed to have terminated upon the occurrence of the Key Person Event or Cause Event, as applicable.

(d)	In addition, the Investment Period will be deemed to have ended upon the termination (i) without Cause of either Messrs. Labe or Srivastava as the Chief Executive Officer and the President of the Adviser, respectively, or (ii) of both Messrs. Labe and Srivastava from such positions.

(e)	Notwithstanding Section 6.04 of this Subscription Agreement, modifications may be made to this Section 6.01 if approved by 85% of the Shares then issued and outstanding, and a majority of the members of the Board who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Company or the Adviser vote in favor of such modification.

(f)	Notwithstanding any of the foregoing provisions to the contrary, the Company will be permitted to drawdown on Capital Commitments after the termination of the Investment Period, whether in accordance with Section 6.01(c), Section 6.01(d) or otherwise, for the purposes permitted and described in Section 2.01(f).

Section 6.02      Indemnity.

(a)	The Investor understands that the information provided herein (including the Investor Suitability Questionnaire) shall be relied upon by the Company for the purpose of determining the eligibility of the Investor to purchase Shares. To the fullest extent permitted under applicable law, the Investor agrees to indemnify and hold harmless the Company, the Adviser, the Administrator, and their affiliates and each partner, member, officer, director, employee and agent thereof, from and against any loss, damage or liability due to or arising out of a breach of any representation, warranty or agreement of the Investor contained in this Subscription Agreement (including the Investor Suitability Questionnaire) or in any other document provided by the Investor to the Company or in any agreement executed by the Investor in connection with the Investor’s investment in Shares.

Section 6.03      Acceptance or Rejection.

(a)	At any time prior to the Closing Date, notwithstanding the Investor’s prior receipt of a notice of acceptance of the Investor’s subscription, the Company shall have the right to accept an amount equal to or less than the subscribed amount, or reject this subscription, for any reason whatsoever.

(b)	In the event of rejection of this subscription, the Company promptly thereupon shall return to the Investor the copies of this Subscription Agreement and any other documents submitted herewith (but the Company shall have the right to retain a photocopy for its records), and this Subscription Agreement shall have no further force or effect thereafter.

Section 6.04      Amendments and Waivers. This Subscription Agreement may be amended only with the written consent of the Investor and the Company. The observance of any provision of this Subscription Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by the party hereto that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of such party waiving such term or condition. No waiver by any party hereto of any provision of this Subscription Agreement in any one or more instances shall be deemed to be or construed as a waiver of the same or other provision of this Subscription Agreement on any future occasion. No delay or omission in the exercise of any power, remedy or right herein provided or otherwise available to any party hereto shall impair or affect the right of such party thereafter to exercise the same. Any extension of time or other indulgence granted to any party hereto shall not otherwise alter or affect any power, remedy or right with respect to the other party hereto, or the obligations of the party hereto to whom such extension or indulgence is granted. All remedies, either under this Subscription Agreement or by law or otherwise afforded, shall be cumulative and not alternative.

Section 6.05      Notices. All notices, consents, requests, demands, offers, reports, and other communications required or permitted to be given pursuant to this Subscription Agreement shall be in writing and shall be given, made or delivered (and shall be deemed to have been duly given, made or delivered upon receipt) by personal hand-delivery, by facsimile transmission, by electronic mail, by mailing the same in a sealed envelope, registered first-class mail, postage prepaid, return receipt requested, or by air courier guaranteeing overnight delivery, addressed, if to the Company, to:

TriplePoint Private Venture Credit Inc.

Attn: Sajal K. Srivastava

2755 Sand Hill Road

Menlo Park, CA 94025

Tel: 650.233.2102

Fax: 650.854.2092

Email: sks@triplepointcapital.com

and, if to the Investor, to the address set forth in the Investor Suitability Questionnaire. The Company or the Investor may change its address by giving notice to the other in the manner described herein.

Section 6.06      Counterparts; Facsimile or PDF Signatures. This Subscription Agreement may be executed in multiple counterpart copies, each of which will be considered an original and all of which constitute one and the same instrument binding on all the parties, notwithstanding that all parties are not signatories to the same counterpart. Facsimile or PDF counterpart signatures to this Subscription Agreement shall be acceptable and binding.

Section 6.07      Successors. Except as otherwise provided herein, this Subscription Agreement and all of the terms and provisions hereof will be binding upon and inure to the benefit of the parties and their respective heirs, executors, administrators, successors, trustees and legal representatives. If the Investor is more than one person, the obligation of the Investor shall be joint and several and the agreements, representations, warranties, and acknowledgments herein contained will be deemed to be made by and be binding upon each such person and such person’s heirs, executors, administrators, successors, trustees and legal representatives.

Section 6.08      Assignability. This Subscription Agreement is not transferable or assignable by the Investor. Any purported assignment of this Subscription Agreement shall be null and void and without force or effect.

Section 6.09      Entire Agreement; No Third Party Beneficiaries. This Subscription Agreement, together with any other document that may be delivered in connection herewith and signed by both parties hereto, including any side letters or similar agreements with the Company, constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, supersedes any prior agreement, correspondence, conversations, memoranda or understanding among them with respect to such subject matter, and is not intended to confer upon any person other than the parties hereto and any lender under a Subscription Facility any rights or remedies hereunder. No promises, covenants or representations of any character or nature other than those expressly stated herein or in any such other document have been made to induce any party to enter into this Subscription Agreement.

Section 6.10      Applicable Law. Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that this Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, without giving effect to the choice of law principles thereof.

Section 6.11      Jurisdiction; Venue. To the fullest extent permitted by law, the sole and exclusive forum for any action, suit or proceeding with respect to this Subscription Agreement shall be a federal or state court located in the state of Maryland, and each party hereto, to the fullest extent permitted by law, hereby irrevocably waives any objection that it may have, whether now or in the future, to the laying of venue in, or to the jurisdiction of, any and each of such courts for the purposes of any such action, suit or proceeding and further waives any claim that any such action, suit or proceeding has been brought in an inconvenient forum, and each party hereto hereby submits to such jurisdiction and consents to process being served in any such action, suit or proceeding, without limitation, by United States mail addressed to the party at the parties address specified herein or in the Investor Suitability Questionnaire. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, TO THE FULLEST EXTENT PERMITTED BY LAW.

Section 6.12      Confidentiality. The Investor acknowledges that the Memorandum, the Subscription Documents and the other Operative Documents and other information relating to the Company (the “Confidential Information”) has been submitted to the Investor on a confidential basis for use solely in connection with the Investor’s consideration of the purchase of Shares. In addition, Confidential Information includes non-public information regarding the Company and any other investment vehicles whose investment adviser is the Adviser or an affiliate of the Adviser or information regarding TriplePoint Capital, LLC and its business and investment activities. The Investor agrees to comply with all laws, including securities laws, concerning Confidential Information, and the Investor agrees that it shall not trade in the securities of any issuer about which the Investor receives material non-public information under this Subscription Agreement or in its capacity as a holder of Shares and shall refrain from such trading until any material non-public information no longer constitutes material non-public information.

The Investor agrees that, without the prior written consent of the Company (which consent may be withheld at the sole discretion of the Company), the Investor shall not reproduce, distribute or make available the Memorandum or any other Confidential Information, in whole or in part, to any person other than (a) such Investor’s investment, legal, tax, accounting and other advisers assisting in the Investor’s evaluation of an investment in the Shares, (b) any person who is an officer or employee of the Investor who is involved in its investments, or (c) any partner (general or limited) or affiliate of the Investor (provided in the case of each of clauses (a), (b) and (c) that such advisers or other persons are first advised of and agree to comply with the confidentiality and use restrictions on Confidential Information and provided further that, the Investor remains responsible for such advisers’ or other person’s compliance with the restrictions contained herein), it being understood and agreed that if the Investor is a pooled investment fund, it shall only be permitted to disclose the Memorandum or other Confidential Information if the Investor has required its investors to enter into confidentiality undertakings no less onerous than the provisions of this Section 6.12 and the Investor remains liable for any breach of this Section 6.12 by its investors; provided, however, that the Investor may disclose or make available the Confidential Information or a portion thereof to another person to the extent that such information is (i) previously known by such person through a source (other than as a result of any action or omission of the Investor or any person to whom the Investor has disclosed such information) not bound by any obligation to keep confidential such information, (b) in the public domain (other than as a result of any action or omission of the Investor or any person to whom the Investor has disclosed such information), (c) later lawfully obtained by such person from sources (other than as a result of any action or omission of the Investor or any person to whom the Investor has disclosed such information) not bound by any obligation to keep such information confidential or (d) such information is required by applicable law or regulation to be disclosed, in which case the Investor shall first notify the Company of such requirement (unless such notification is prohibited by law) so that the Company may pursue a protective order or other appropriate remedy or waive compliance with the terms of this Section 6.12, and if a protective order or other appropriate remedy is not obtained, or if the Company waives compliance with the terms of this Section 6.12, then the Investor shall disclose only that portion of Confidential Information that the Investor is advised by counsel is legally required to be disclosed and shall use its commercially reasonable efforts to protect the confidentiality of such information disclosed, including by requesting that confidential treatment be accorded such information. The Investor further agrees to return the Memorandum and any other information relating to the Company upon the Company’s request therefor. The Investor acknowledges and agrees that monetary damages would not be sufficient remedy for any breach of this Section 6.12 by the Investor and that, in addition to any other remedies available to the Company in respect of any such breach, the Company shall be entitled to specific performance and injunctive or other equitable relief as a remedy for any such breach.

Section 6.13      Necessary Acts, Further Assurances. The parties shall at their own cost and expense execute and deliver such further documents and instruments and shall take such other actions as may be reasonably required or appropriate to evidence or carry out the intent and purposes of this Subscription Agreement or to show the ability to carry out the intent and purposes of this Subscription Agreement.

Section 6.14      No Joint Liability among Company and Adviser. The Company shall not be liable for the fulfillment of any obligation of the Adviser or the Administrator under or in connection with this Subscription Agreement. The Adviser shall not be liable for the fulfillment of any obligation or the accuracy of any representation of the Company or the Administrator under or in connection with this Subscription Agreement. The Administrator shall not be liable for the fulfillment of any obligation or the accuracy of any representation of the Company or the Adviser under or in connection with this Subscription Agreement. There shall be no joint and several liability of the Company, the Adviser and the Administrator for any obligation under or in connection with this Subscription Agreement.

Section 6.15      Independent Nature of Investors’ Obligations and Rights. The obligations of the Investor hereunder are several and not joint with the obligations of any Other Investor. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by the Investor pursuant hereto or thereto, shall be deemed to constitute the Shareholder as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Shareholder are in any way acting in concert with respect to such obligations or the transactions contemplated by this Subscription Agreement.

Section 6.16      No Independent Legal Representation. Dechert has acted as legal counsel to the Company in connection with the offering of Shares. As of the Closing Date, Dechert also acts as legal counsel to the Adviser and its affiliates. Conflicts could arise due to these multiple representations. The Investor understands that, in connection with the offering and subsequent advice provided to the Company, Dechert will not represent Shareholders of the Company, and no independent legal counsel has been retained to represent the Shareholders of the Company. The Investor hereby acknowledges and agrees that in the event that any dispute or controversy arises between any Investor and the Company or between any Investor and the Adviser and/or any of its affiliates that Dechert represents, then each Investor agrees that Dechert may represent the Company or the Adviser and/or its affiliates in any such dispute or controversy to the fullest extent permitted by applicable law, regulation or professional rules in the relevant jurisdictions and each Investor hereby consents to such representation.

Section 6.17      Construction. The captions used herein are intended for convenience of reference only, and shall not modify or affect in any manner the meaning or interpretation of any of the provisions of this Subscription Agreement. As used herein, the singular shall include the plural, the masculine gender shall include the feminine and neuter, and the neuter gender shall include the masculine and feminine, unless the context otherwise requires. The words “hereof,” “herein,” and “hereunder,” and words of similar import, when used in this Subscription Agreement shall refer to this Subscription Agreement as a whole and not to any particular provision of this Subscription Agreement. All references herein to Sections shall be deemed to refer to Sections of this Subscription Agreement, unless specified to the contrary. Whenever the words “include”, “includes” or “including” are used in this Subscription Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import.

Section 6.18      Severability. If any one or more of the provisions contained in this Subscription Agreement, or any application thereof, shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and all other applications thereof shall not in any way be affected or impaired thereby.

Section 6.19      Electronic Delivery of Communications. The Investor hereby acknowledges and agrees that the Company and/or the Adviser may, but is not required to, deliver and make reports, statements and other communications, including, without limitation, the Operative Documents, the Subscription Documents, Form 1099s and other tax related information and documentation (“Account Communications”), available to the Investor in electronic form, such as e-mail or by posting on a web site. It is the Investor’s affirmative obligation to notify the Company in writing if the Investor’s e-mail address(es) listed in Section A of the Investor Suitability Questionnaire change(s). The Investor may revoke or restrict its consent to electronic delivery of Account Communications at any time by notifying the Company, in writing, of the Investor’s intention to do so, and will thereafter receive such Account Communications in paper form.

Section 6.20      Survival. The representations, warranties, acknowledgments and covenants in Sections 4.01 and 4.02 and in the Investor Suitability Questionnaire and the provisions of Sections 6.02, 6.04, 6.05, 6.07, 6.08, 6.09, 6.10, 6.11, 6.12, 6.13, 6.14, 6.15, 6.16, 6.17, 6.18, 6.19 and 6.20 shall, in the event this subscription is accepted, survive such acceptance and the formation and dissolution of the Company.

IN WITNESS WHEREOF, the Investor, intending to be legally bound, has executed this Subscription Agreement as of the date set forth below.

AGGREGATE PURCHASE PRICE OF SHARES SUBSCRIBED FOR ON A CAPITAL COMMITMENT BASIS: $_________________

[LEGAL NAME OF SUBSCRIBER]

By:
Name:
Title:
Agreed and accepted as of ____________, 2020

TRIPLEPOINT PRIVATE VENTURE CREDIT INC.

By:
Name:
Title:

Appendix A:

TriplePoint Private Venture Credit Inc.

Investor Suitability Questionnaire

A.	General Information
1.	Form of Ownership
(To Be Completed By All Investors)
Non-Qualified Account
Single Owner
☐ Individual
Multiple Owners
☐ Joint Tenants with Right of Survivorship
☐ Community Property ☐ Tenants in Common
Trust
☐ Taxable Trust ☐ Tax Exempt Trust
Name of Trust
Tax ID Number

Minor Account
	☐ Uniform Gift to Minors Act State of	☐ Uniform Transfers to Minors Act State of
	Date of Birth	Date of Birth

Qualified Plan Account:
☐ Traditional IRA ☐ ROTH IRA ☐ SEP/IRA ☐ Rollover IRA Beneficial IRA*
*Beneficial IRA Decedent Name _______________

Other Account:
☐ C Corporation ☐ Pension Plan ☐ S Corporation ☐ Profit Sharing Plan ☐ Non-Profit Organization
☐ Disregarded Entity ☐ Partnership ☐ Other
	Name of Corporation/Plan Name/Disregarded Entity/Other	Tax ID Number

2. Investor Information
(To Be Completed By All Investors)

The information provided in Section A.2 must be compliant with IRS Form W-9 and related instructions. Please refer to www.IRS.gov for Form W-9.

Name of Investor/Trustee SSN/Tax ID # Date of Birth _____________
(if applicable)
Name of Co- Investor/Trustee SSN/Tax ID# Date of Birth _____________ (if applicable) (if applicable)
Primary Address
Street Address City State Zip Code ____________
Email Address Daytime Phone Evening Phone

Optional Mailing Address (USA Address Only)
PO Box	Street Address
City State Zip Code
Citizenship (select one)
☐ U.S. Citizen ☐ Resident Alien ☐ U.S. Citizen residing outside USA Country
Custodian Info (if applicable)
Name Tax ID Number Custodian/Brokerage Acct. Number
Address City State Zip Code
3. Primary Contact Person for This Account and for General Notices

(To Be Completed By All Investors)
Name:
Address:

E-mail:
Telephone:
Fax:

4. Contact Person(s) For This Account for Financial Information and Reporting (including quarterly and annual financial reports and capital account statements)

(To Be Completed Only if Contact Person is Different than the Primary Contact Person Listed in Section A.3 above)
Name:	Name:
Address:	Address:

Telephone:	Telephone:
Fax:	Fax:
Email:	Email:
5. Contact Person(s) For This Account for Capital Call and Distribution Notices

(To Be Completed Only If Contact Person Is Different Than The Primary Contact Person Listed In Section A.3 Above)

Name:	Name:
Address:	Address:

Telephone:	Telephone:
Fax:	Fax:
Email:	Email:

6. Contact Person For This Account for Legal Documentation (please limit to one contact)

(To Be Completed Only if Contact Person is Different than the Primary Contact Person Listed in Section A.3 above)

Name:
Address:

Telephone:
Fax:
Email:
7. Contact Person For This Account for Tax Matters (including Form 1099 distribution) (please limit to one contact):

(To Be Completed Only If Contact Person Is Different Than The Primary Contact Person Listed In Section A.3 Above)

Name:
Address:

Telephone:
Fax:
Email:
8. For distributions of cash, please wire funds to the following hank account:

Bank Name:
Bank Location:
Account Number:
Account Name:
Bank’s Routing No.:

For further credit to (if any):
Reference:
SWIFT Code:
9. For distributions in-kind, please:

Credit securities to my brokerage account at the following firm:
Firm Name:
Address:
Account Name:
Account Number:
DTC Number:
10. Permanent Address of Investor::

(if different from address for Notices above)

B. Accredited Investor Status

The Investor represents and warrants that the Investor is an “accredited investor” as defined in Rule 501 promulgated under Regulation D under the United States Securities Act of 1933, as amended (the “1933 Act”). Please check as appropriate:

FOR INDIVIDUALS:
☐ (A)	A natural person with individual net worth (or joint net worth with spouse) in excess of $1 million. For purposes of this item, “net worth” means the excess of total assets at fair market value, including automobiles and other personal property and property owned by a spouse, but excluding the value of the primary residence of such natural person, over total liabilities. For this purpose, the amount of any mortgage or other indebtedness secured by an Investor’s primary residence should not be included as a “liability”, except to the extent the fair market value of the residence is less than the amount of such mortgage or other indebtedness.
☐ (B)	A natural person with individual income (without including any income of the Investor’s spouse) in excess of $200,000, or joint income with spouse in excess of $300,000, in each of the two most recent years and who reasonably expects to reach the same income level in the current year.
FOR ENTITIES:
☐ (A)	An entity, including a grantor trust, in which all of the equity owners are accredited investors (for this purpose, a beneficiary of a trust is not an equity owner, but the grantor of a grantor trust may be an equity owner).

☐ (B)	A bank as defined in Section 3(a)(2) of the 1933 Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act whether acting in its individual or fiduciary capacity.

☐ (C)	An insurance company as defined in Section 2(a)(13) of the 1933 Act.

☐ (D)	A broker-dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “1934 Act”).

☐ (E)	An investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

☐ (F)	A business development company as defined in Section 2(a)(48) of the 1940 Act.

☐ (G)	A Small Business Investment Company licensed by the Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended.

☐ (H)	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

☐ (I)	A corporation, an organization described in Section 501(c)(3) of the United States Internal Revenue Code of 1986, as amended, Massachusetts or similar business trust, or partnership, in each case not formed for the specific purpose of acquiring Shares, with total assets in excess of $5 million.

☐ (J)	A trust with total assets in excess of $5 million not formed for the specific purpose of acquiring Shares, whose purchase is directed by a person with such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares.

☐ (K)	An employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974, as amended (“ERISA”) if the decision to invest in the Shares is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5 million or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

☐ (L)	A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if the plan has total assets in excess of $5 million.
C. Supplemental Data for Individuals
(To Be Completed Only by Investors Investing in their Individual Capacity – i.e., Natural Persons)
1. Date of Birth:
2. Please indicate whether you are investing the assets of any retirement plan, employee benefit plan or other similar agreement (such as an IRA or “Keogh” plan).
☐ Yes ☐ No

If the above question was answered “Yes,” please contact the Company for additional information that will be required.

3. If the above question was answered “No,” are you a person who has discretionary authority or control with respect to the Company’s assets or provides investment advice for a fee (direct or indirect) with respect to such assets, or a person directly or indirectly through one or more intermediaries, controlling any such person?

☐ Yes ☐ No

D. Supplemental Data for Entities

(To Be Completed Only by Investors Investing through an Entity)

1. If the Investor is not a natural person, the Investor must furnish the following supplemental data (Natural persons may skip this Section of the Investor Suitability Questionnaire):

Legal form of entity (trust, corporation, partnership, limited liability company, etc.):
Jurisdiction of organization and location of domicile:

Is the Investor (a) a trust any portion of which is treated (under subpart E of part I of subchapter J of chapter 1 of subtitle A of the Code) as owned by a natural person (e.g., a grantor trust), (b) an entity disregarded for U.S. federal income tax purposes and owned (or treated as owned) by a natural person or a trust described in clause (a) of this sentence (e.g., a limited liability company with a single member), (c) an organization described in Sections 401(a) or 501 of the Code or (d) a trust permanently set aside or to be used for a charitable purpose?

☐ Yes ☐ No

Is the Investor acting on behalf of an unrelated third party (e.g., nominee arrangement)?

☐ Yes ☐ No

If “Yes,” please describe the arrangement:

Does the Investor have one or more ultimate beneficiaries who (a) are entitled to 10% or more of the proceeds from this investment or (b) hold 10% or more of the control rights of the Investor?

☐ Yes ☐ No

Is the Investor or any of the ultimate beneficiaries publicly traded?

☐ Yes ☐ No

Is the Investor or any of the ultimate beneficiaries a regulated entity?

☐ Yes ☐ No

If the response to any of the above questions is “yes,” please complete the below chart. If there is insufficient space in the chart, please include additional sheets of paper with the relevant information.

Name of Investor and Each 10% Beneficial Owner	If the Investor or Any of the 10% Beneficial Owners Is Publicly Traded, Please Identify the Exchange for the Public Trading.	If the Investor or Any of the 10% Beneficial Owners Is a Regulated Entity, Please Identify Regulator and Jurisdiction.

2. Was the Investor organized for the specific purpose of acquiring Shares?

☐ Yes ☐ No

If the above question was answered “Yes,” please contact the Company for additional information that will be required.

3.a. Is the Investor a grantor trust, a partnership or an S-Corporation for U.S. federal income tax purposes?

☐ Yes ☐ No

3.b. If the question above was answered “Yes,” please indicate whether or not:

(i) more than 50 percent of the value of the ownership interest of any beneficial owner in the Investor is (or may at any time during the term of the Company be) attributable to the Investor’s (direct or indirect) interest in the Company; or

☐ Yes ☐ No

(ii) it is a principal purpose of the Investor’s participation in the Company to permit any entity to satisfy the 100 partner limitation contained in U.S. Treasury Regulation Section 1.7704-1(h)(3).

☐ Yes ☐ No

If either question above was answered “Yes,” please contact the Company for additional information that will be required.

4. Are shareholders, partners or other holders of equity or beneficial interests in the Investor able to decide individually whether to participate, or the extent of their participation, in the Investor’s investment in the Company (i.e., can shareholders, partners or other holders of equity or beneficial interests in the Investor determine whether their capital will form part of the capital invested by the Investor in the Company)?

☐ Yes ☐ No

If the above question was answered “Yes,” please contact the Company for additional information that will be required.

5.a. Is the Investor a private investment company which is not registered under the 1940 Act in reliance on: Section 3(c)(1) thereof? ☐ Yes ☐ No Section 3(c)(7) thereof? ☐ Yes ☐ No

5.b. If the Investor answered “Yes” to any part of question 6.a. please indicate whether or not the Investor was formed on or before April 30, 1996.

☐ Yes ☐ No

5.c. If question 6.b. was answered “Yes,” please indicate whether or not the Investor has obtained the consent of its direct and indirect beneficial owners to be treated as a “qualified purchaser” as provided in Section 2(a)(51)(C) of the 1940 Act and the rules and regulations thereunder.

☐ Yes ☐ No

If question 6.c. was answered “No,” please contact the Company for additional information that will be required.

5.d. Does the amount of the Investor’s Capital Commitment exceed 40% of the total assets (on a consolidated basis with its subsidiaries) of the Investor?

☐ Yes No

6. Is the Investor an “investment company” registered or required to be registered under the 1940 Act, as amended?

☐ Yes ☐ No

7. If the Investor’s tax year ends on a date other than December 31, please indicate such date below:

8. Is the Investor subject to the U.S. Freedom of Information Act, 5 U.S.C. § 552, (“FOIA”), any state public records access laws, any state or other jurisdiction’s laws similar in intent or effect to FOIA, or any other similar statutory or regulatory requirement that might result in the disclosure of confidential information relating to the Company?

☐ Yes ☐ No

If the question above was answered “Yes,” please indicate the relevant laws to which the Investor is subject and provide any additional explanatory information in the space below:

9.a. If the Investor is an entity substantially owned by a “government entity”[1] (e.g., a single investor vehicle) and the investment decisions of such entity are made or directed by such government entity, please provide the name of the government entity:

Please note that, if the Investor enters the name of a government entity in response to this question 10.a., the Company will treat the Investor as if it were the government entity for purposes of Rule 206(4)-5 of the Investment Advisers Act (the “Pay to Play Rule”).

9.b. If the Investor is (i) a government entity, (ii) acting as trustee, custodian or nominee for a beneficial owner that is a government entity, or (iii) an entity described in question 10.a., the Investor hereby certifies that:

☐ other than the Pay to Play Rule, no “pay to play” or other similar compliance obligations would be imposed on the Company, the Adviser or their affiliates in connection with the Investor’s subscription;

- OR -

☐ If the Investor cannot make the above certification, indicate in the space below all other “pay to play” laws, rules or guidelines, or lobbyist disclosure laws or rules, the Company, the Adviser or their affiliates or employees would be subject to in connection with the Investor’s subscription:

E. Benefit Plan Investors:

1.a. Please indicate whether or not the Investor is, or is acting (directly or indirectly) on behalf of, an entity or other person that is or will be (i) an employee benefit plan (within the meaning of Section 3(3) of ERISA), whether or not such plan is subject to Title I of ERISA, (ii) a plan, individual retirement account or other arrangement that is described in Section 4975 of the Code, whether or not such plan, account or arrangement is subject to Section 4975 of the Code, (iii) an insurance company using general account assets, if such general account assets are deemed to include the assets of any of the foregoing types of plans, accounts or arrangements for purposes of Title I of ERISA or Section 4975 of the Code under Section 401(c)(1)(A) of ERISA or the regulations promulgated thereunder, or (iv) an entity whose assets are deemed to include the assets of any of the foregoing types of plans, accounts or arrangements (each of the foregoing described in clauses (i), (ii), (iii) and (iv) being referred to as a “Plan Investor”).

☐ Yes ☐ No

1        Any U.S. state or political subdivision of a U.S. state, including:

(i)       Any agency, authority, or instrumentality of the U.S. state or political subdivision;

(ii)       A pool of assets sponsored or established by the U.S. state or political subdivision or any agency, authority or instrumentality thereof, including, but not limited to a “defined benefit plan” as defined in section 414(j) of the Internal Revenue Code (26 U.S.C. 414(j)), or a U.S. state general fund;

(iii)       Any participant-directed investment program or plan sponsored or established by a U.S. state or political subdivision or any agency, authority or instrumentality thereof, including, but not limited to, a “qualified tuition plan” authorized by section 529 of the Internal Revenue Code (26 U.S.C. 529), a retirement plan authorized by section 403(b) or 457 of the Internal Revenue Code (26 U.S.C. 403(b) or 457), or any similar program or plan; and

(iv)       Officers, agents, or employees of the U.S. state or political subdivision or any agency, authority or instrumentality thereof, acting in their official capacity.

1.b. If the Investor is, or is acting (directly or indirectly) on behalf of, a Plan Investor, please indicate whether or not the Plan Investor is subject to Title I of ERISA.

☐ Yes ☐ No

1.c. If the Investor is, or is acting (directly or indirectly) on behalf of, a Plan Investor, please indicate whether or not the Plan Investor is subject to Section 4975 of the Code.

☐ Yes ☐ No

1.d. If the Investor is, or is acting (directly or indirectly) on behalf of, a Plan Investor, please indicate whether or not the Plan Investor is an entity (other than an insurance company general account) whose underlying assets include “plan assets” by reason of a plan’s investment in the entity for purposes of ERISA or Section 4975 of the Code.

☐ Yes ☐ No

1.e. If the answer to question 5.d. above is “Yes”, please indicate the maximum percentage of the entity’s assets that constitutes or may in the future constitute “plan assets” during the period of its investment in the Company :

Percentage: %

1.f. If the Investor is, or is acting (directly or indirectly) on behalf of, a Plan Investor, please indicate whether or not the Plan Investor is investing the assets of an insurance company general account (directly or through subsidiaries) that are subject to ERISA or Section 4975 of the Code (including, without limitation, by virtue of Section 401(c) of ERISA),

1.g. If the answer to question 5.f. above is “Yes,” please indicate the maximum percentage of the insurance company general account’s assets that constitutes or may constitute “plan assets” during the period of its investment in the Company:

Percentage: %

1.h. If the Plan Investor is not subject to Title I of ERISA or Section 4975 of the Code, please indicate whether or not such Plan Investor is subject to any other federal, state, local, non-U.S. or other laws or regulations that could cause the underlying assets of the Company to be treated as assets of the Plan Investor by virtue of its investment in the Company and thereby subject the Company or the Adviser (or other persons responsible for the investment and operation of the Company’s assets) to laws or regulations that are similar to the fiduciary responsibility or prohibited transaction provisions contained in Title I of ERISA or Section 4975 of the Code.

☐ Yes       No

Without limiting the remedies available in the event of a breach, the Investor agrees to promptly notify the Company in writing if there is a change in any response or percentage as set forth above and at such time or times as the Company or the Adviser may request.

F. Related Parties/Other Beneficial Parties:

1. Is the Investor, or will the Investor be, a person (including an entity) that has discretionary authority or control with respect to the assets of the Company or a person who provides investment advice with respect to the assets of the Company or an “affiliate” of such a person (a “Controlling Person”)? For purposes of this representation and agreement, an “affiliate” is any person controlling, controlled by or under common control with any such person, including by reason of having the power to exercise a controlling influence over the management or policies of such person.

☐ Yes ☐ No

2. To the best of the Investor’s knowledge, does the Investor control, or is the Investor controlled by or under common control with, any other investor or prospective investor in the Company?

☐ Yes ☐ No

If the question above was answered “Yes,” please indicate the name of such other investor in the space below:

3. Will any other person or persons have a beneficial interest in the Shares to be acquired hereunder (other than as a shareholder, partner, policy owner or other beneficial owner of equity interests in the Investor)? (By way of example, and not limitation, “nominee” Investors or Investors who have entered into swap or other synthetic or derivative instruments or arrangements with regard to the Shares to be acquired herein would check “Yes”)

☐ Yes ☐ No

If any of the three questions above were answered “Yes,” please contact the Company for additional information that will be required.
G. Eligible Client Status:

Is the Investor (i) a private investment company which is not registered under the 1940 Act in reliance on Section 3(c)(1) or Section 3(c)(7) thereof; (ii) an “investment company” registered under the 1940 Act or (iii) a “business development company,” as defined in Section 202(a)(22) of the Advisers Act?

☐ Yes ☐ No

If the box above was checked “Yes,” please contact the Company for additional information that will be required.

H. BHC Investor Status:
Is the Investor a “BHC Investor”?[2]

☐ Yes ☐ No

[Remainder of Page Intentionally Left Blank]

2        A “BHC Investor” is defined as an Investor that is a bank holding company, as defined in Section 2(a) of the Bank Holding Company Act of 1956, as amended (the “BHC Act”), a non-bank subsidiary (for purposes of the BHC Act) of a bank holding company, a foreign banking organization, as defined in Regulation K of the Board of Governors of the Federal Reserve System (12 C.F.R. § 211.23) or any successor regulation, or a non-bank subsidiary (for purposes of the BHC Act) of a foreign banking organization which subsidiary is engaged, directly or indirectly in business in the United States and which in any case holds Shares for its own account.

The Investor understands that the foregoing information will be relied upon by the Company for the purpose of determining the eligibility of the Investor to purchase and own Shares in the Company. The Investor agrees to notify the Company immediately if any representation or warranty contained in this Subscription Agreement or any of the information in the Investor Suitability Questionnaire becomes untrue at any time. The Investor agrees to provide, if requested, any additional information that may reasonably be required to substantiate the Investor’s status as an accredited investor, or to otherwise determine the eligibility of the Investor to purchase Shares in the Company. To the fullest extent permitted by law, the Investor agrees to indemnify and hold harmless the Company, the Administrator, the Adviser and each partner or member thereof, from and against any loss, damage or liability due to or arising out of a breach of any representation, warranty or agreement of the Investor contained herein.

Signatures:

INDIVIDUAL:

(Signature)

(Print Name)

PARTNERSHIP, CORPORATION,
LIMITED LIABILITY COMPANY, TRUST,
CUSTODIAL ACCOUNT, OTHER:

(Name of Entity)

By:

(Signature)

(Print Name and Title)

Annex A - To Investor Suitability Questionnaire

Electronic Delivery Form (optional)

By signing below, I (we) confirm that, to the extent possible, I (we) would like to receive shareholder communications electronically (including, but not limited to, proxy materials, annual reports, investor communications, account statements, tax forms, drawdown notices and other required reports) and consent to stop delivery of the paper versions. I (we) acknowledge that I (we) will not receive paper copies of shareholder communications unless (i) I (we) change or revoke my (our) election at any time by notifying TriplePoint Private Venture Credit Inc., at the number below, (ii) my (our) consent is terminated by an invalid email address; or (iii) I (we) specifically request a paper copy of a particular shareholder communication, which I (we) have the right to do at any time.

I (we) have provided a valid email address and if that email address changes, I (we) will send a notice of the new address by contacting TriplePoint Private Venture Credit Inc., at [            ]. I (we) understand that any changes to my (our) election may take up to 30 days to take effect and that I (we) have the right to request a paper copy of any electronic communication by contacting TriplePoint Private Venture Credit Inc. at [                  ].

The electronic delivery service is free; however, I (we) may incur certain costs, such as usage charges from an Internet service provider, printing costs, software download costs or other costs associated with access to electronic communications. I (we) understand this electronic delivery program may be changed or discontinued and that the terms of this agreement may be amended at any time. I (we) understand that there are possible risks associated with electronic delivery such as emails not transmitting, links failing to function properly and system failures of online service providers, and that there is no warranty or guarantee given concerning the transmissions of email, the availability of the website, or information on it, other than as required by law.

Signatures:

INDIVIDUAL:

(Signature)

(Print Name)

PARTNERSHIP, CORPORATION,
LIMITED LIABILITY COMPANY, TRUST,
CUSTODIAL ACCOUNT, OTHER:

(Name of Entity)

By:

(Signature)

(Print Name and Title)

Appendix B:
Form of Drawdown Notice

TriplePoint Private Venture Credit Inc.
Drawdown Notice

[DATE]

Dear [INVESTOR NAME]:

We wanted to thank you for your investment in TriplePoint Private Venture Credit Inc..

In accordance with Section 2.01(b) of the Subscription Agreement of TriplePoint Private Venture Credit Inc., you are hereby given notice of a call for a capital contribution. This capital call is for a total of [$XX], your share of which is noted below.

Your share of the capital call is [$XX]. Please refer to Schedule I for further details. This amount should be wired to the account indicated on Schedule I in U.S. dollars by no later than 12PM Eastern Standard Time on [DAY OF WEEK, DATE].

If you have any questions regarding this capital call notice, please contact [NAME] at [TELEPHONE] or [EMAIL].

Thank you very much for your support.

Sincerely,

[●]

B-1

SCHEDULE I – CAPITAL CALL DETAIL

Due Date: [DATE]

Name of the Shareholder: [INVESTOR NAME]

	Shareholder	Total
Total Capital Commitment	[Investor commitment]	[Fund Commitment]
Capital Contributions prior to this Capital Call	[Investor Prior to Call]	[Fund Prior to Call]
Unfunded Capital Commitment prior to this Capital Call	[Investor unfunded prior]	[Fund unfunded prior]

Current Capital Call:
Total Amount Due	[Investor amount due]	[Fund amount Due]
Unfunded Commitment after this Capital Call	[Investor unfunded after]	[Fund unfunded after]

Shareholder
Total Shares Issued prior to this Capital Call
Per Share Issue Price of this Capital Call Common Shares Issued this Capital Call
Total Common Shares owned after this Capital Call

*On the Drawdown Date, if as a result of adjustments to the Per Share NAV in accordance with the procedures set forth in “XV. Determination of Net Asset Value” in the Memorandum, the actual Drawdown Share Amount differs from this estimate, you will receive an additional notice updating this information and setting forth the actual Drawdown Share Amount.

Your share of the capital call is [TOTAL INVESTOR AMOUNT DUE]. Please remit payment no later than 12PM Eastern Standard Time on [DUE DATE].

Payment by Wire Transfer**:

Bank Name:	[ ]
Receiving Bank BIC Code: Receiving Bank ABA: Beneficiary Account Number: Beneficiary Account Name:	[ ] [ ] [ ] TriplePoint Private Venture Credit Inc.
Reference:	[INVESTOR NAME]

** Please instruct your bank to charge your account for any bank fees related to the wire transfer.

B-2

Appendix C:
Transfer Restrictions

Prior to an Advanced Liquidity Event, no Transfer of the Investor’s Capital Commitment or, other than in connection with a Spin-Off transaction, all or any fraction of the Investor’s Shares may be made without (i) registration of the Transfer on the Company books and (ii) the prior written consent of the Adviser. In any event, the consent of the Adviser may be withheld (x) if the creditworthiness of the proposed transferee, as determined by the Adviser in its sole discretion, is not sufficient to satisfy all obligations under the Subscription Agreement or (y) unless, in the opinion of counsel (who may be counsel for the Company or the Investor) satisfactory in form and substance to the Company, such Transfer would not violate the 1933 Act or any state (or other jurisdiction) securities or “Blue Sky” laws applicable to the Company or the Shares to be Transferred. In addition, prior to an Advanced Liquidity Event that is sufficient to cause the Shares to be a “publicly-offered security” for purposes of ERISA, we will use reasonable best efforts to prevent our assets from being deemed to be “plan assets” for purposes of ERISA and Section 4975 of the Code. We may reject any Transfer of Shares if such Transfer could (i) result in our assets being considered to be “plan assets” for purposes of ERISA or Section 4975 of the Code or (ii) constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code or a non-exempt violation of any Other Plan Law.

The Investor agrees that it will pay all reasonable expenses, including attorneys’ fees, incurred by the Company in connection with any Transfer of all or any fraction of its Shares, prior to the consummation of such Transfer.

Any person that acquires all or any fraction of the Shares of the Investor in a Transfer permitted under this Appendix C shall be obligated to pay to the Company the appropriate portion of any amounts thereafter becoming due in respect of the Capital Commitment committed to be made by its predecessor in interest. The Investor agrees that, notwithstanding the Transfer of all or any fraction of its Shares, as between it and the Company, it shall remain liable for its Capital Commitment and for all payments of any Drawdown Purchase Price required to be made by it (without taking into account the Transfer of all or a fraction of such Shares) prior to the time, if any, when the purchaser, assignee or transferee of such Shares, or fraction thereof, becomes a holder of such Shares.

The Company shall not recognize for any purpose any purported Transfer of all or any fraction of the Shares and shall be entitled to treat the transferor of Shares as the absolute owner thereof in all respects, and shall incur no liability for distributions or dividends made in good faith to it, unless the Company shall have given its prior written consent thereto and there shall have been filed with the Company a dated notice of such Transfer, in form satisfactory to the Company, executed and acknowledged by both the seller, assignor or transferor and the purchaser, assignee or transferee, and such notice (i) contains the acceptance by the purchaser, assignee or transferee of all of the terms and provisions of this Subscription Agreement and its agreement to be bound thereby, and (ii) represents that such Transfer was made in accordance with this Subscription Agreement, the provisions of the Memorandum and all applicable laws and regulations applicable to the transferee and the transferor.

C-1

Appendix D: United States Person

The term “United States Person” means a person described in one or more of the following paragraphs:

1.	With respect to any person, any individual or entity that would be a United States Person under Regulation S promulgated under the 1933 Act. The Regulation S definition is set forth below.

2.	With respect to individuals, any U.S. citizen or “resident alien” within the meaning of US income tax laws as in effect from time to time. Currently, the term “resident alien” is defined under U.S. income tax laws to generally include any individual who (i) holds an Alien Registration Card (a “green card”) issued by the U.S. Immigration and Naturalization Service or (ii) meets a “substantial presence” test. The “substantial presence” test is generally met with respect to any current calendar year if (a) the individual was present in the U.S. on at least 31 days during such year and (b) the sum of the number of days on which such individual was present in the U.S. during the current year, 1/3 of the number of such days during the first preceding year, and 1/6 of the number of such days during the second preceding year, equals or exceeds 183 days.

3.	With respect to persons other than individuals:

a. a corporation or partnership created or organized in the United States or under the laws of any political subdivision thereof;
b. a trust where (a) a U.S. court is able to exercise primary supervision over the administration of the trust and (b) one or more United States Persons have the authority to control all substantial decisions of the trust; and
c. an estate which is subject to U.S. tax on its worldwide income from all sources.
Set forth below is the definition of “United States Person” contained in Regulation S under the 1933 Act.

1.	“United States Person” means:

a. Any natural person resident in the United States;
b. Any partnership or corporation organized or incorporated under the laws of the United States;
c. Any estate of which any executor or administrator is a United States Person;
d. Any trust of which any trustee is a United States Person;
e. Any agency or branch of a non-United States entity located in the United States;
f. Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a United States Person;
g. Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and
h. Any partnership or corporation if: (A) organized or incorporated under the laws of any jurisdiction other than the United States; and (B) formed by a United States Person principally for the purpose of investing in securities not registered under the 1933 Act, unless it is organized or incorporated, and owned, by “accredited investors” (as defined in Rule 501(a) under the 1933 Act) who are not natural persons, estates or trusts.

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2.	The following are not “United States Persons”

a. any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-United States Person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States shall not be deemed to be a “United States Person”;
b. any estate of which any professional fiduciary acting as executor or administrator is a United States Person shall not be deemed to be a “United States Person” if: (i) an executor or administrator of the estate who is not a United States Person has sole or shared investment discretion with respect to the assets of the estate; and (ii) the estate is governed by laws other than those of the United States;

c. any trust of which any professional fiduciary acting as trustee is a United States Person shall not be deemed to be a “United States Person” if a trustee who is not a United States Person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a United States Person;
d. an employee benefit plan established and administered in accordance with (i) the laws of a country other than the United States and (ii) the customary practices and documentation of such country, shall not be deemed to be a “United States Person”;
e. any agency or branch of a United States Person located outside the United States shall not be deemed a “United States Person” if: the agency or branch (i) operates for valid business reasons, (ii) is engaged in the business of insurance or banking, and (iii) is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located; and
f. none of the International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, or their agencies, affiliates and pension plans, or any other similar international organization, or its agencies, affiliates and pension plans, shall be deemed to be a “United States Person”.

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Appendix E: Notification of Privacy Policies and Practices

The Company is committed to protecting your privacy. This privacy notice explains the privacy policies of the Company, its sponsor, TriplePoint Capital LLC, and the sponsor’s affiliated companies.

How We Protect Your Customer Information

We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

What Kind of Information We Collect

The Company will collect non-public personal information about its stockholders in the ordinary course of establishing and servicing their accounts. Non-public personal information means personally identifiable financial information that is not publicly available and any list, description, or other grouping of stockholders that is derived using such information. For example, it includes a stockholder’s address, social security number, account balance, income, investment activity and bank account information. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).

Who Has Access to Customer Information

We restrict access to non-public personal information about the Company’s stockholders to employees of our investment adviser, our sponsor and its affiliates with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of the Company’s stockholders.

Updating Your Information

To help us keep your customer information up-to-date and accurate, please contact the Adviser if there is any change in your personal information.

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